Risk management	12 Months Ended
Dec. 31, 2022
Risk management [abstract]
Risk management

Basis of disclosures (*)
The risk management section contains information relating to the nature and extent of the risks of financial instruments as required by International Financial Reporting Standards (IFRS) 7 'Financial Instruments: Disclosures'. These disclosures are an integral part of ING Group Consolidated financial statements and are indicated by the symbol (*). This is applicable for the chapters, paragraphs, graphs or tables within the risk management section that are indicated with this symbol in the respective headings or table header.
This risk management section also includes additional disclosures beyond those required by IFRS standards, such as certain legal and regulatory disclosures. Not all information in this section can be reconciled back to the primary financial statements and corresponding notes, as it has been prepared using risk data that differs to the accounting basis of measurement. Examples of such differences include the exclusion of accrued interest and certain costs and fees from risk data, and timing differences in exposure values (IFRS 9 models report expected credit loss on underlying exposures). Disclosures in accordance with Part Eight of the CRR2 and CRD V, and as required by the supervisory authority, are published in our ‘Additional Pillar III Report’, which can be found on our corporate website ing.com.

Risk governance (*)
Effective risk management requires company-wide risk governance. ING’s risk and control structure is based on the ‘three lines of defence’ governance model. Each line has a specific role and defined responsibilities, with the execution of tasks being distinct from the control of these same tasks. The three lines work closely together to identify, assess, mitigate and monitor risks.
This governance framework is designed in such a way that risk is managed in line with the risk appetite approved by the MBB, the EB and the SB, and this approach is cascaded throughout ING.
The heads of ING’s banking business and support functions and the heads of the country units, or their delegates, are the first line of defence. They have primary ownership, and accountability and responsibility for assessing, controlling and mitigating all financial and non-financial risks affecting their businesses, as well as for the completeness and accuracy of the financial statements and risk reports with respect to their areas of responsibility. The CTO is responsible and accountable for proper security and controls of global applications and IT platforms servicing the bank and implementing proper processes. The COO domain builds bridges within ING linking to almost every part of the bank. Its purpose is to drive secure and efficient processes for customers and colleagues.
The second line of defence consists of oversight and specialised functions in risk management and compliance. They (1) have co-responsibility for risk management, through articulating and translating the risk appetite into methodologies and policies to support and monitor business management's control of risk, (2) objectively challenge risk management execution and control processes and coordinate the reporting of risks and controls by the first line of defence, (3) advise on risk management and compliance and have decision-making power in relation to business activities that are judged to present unacceptable risks to ING and (4) can set minimum requirements in terms of quality and quantity of global resourcing in the risk management and compliance functions.
The internal audit function forms the third line of defence. It provides independent assurance to the Audit Committee, the EB and the MBB on the quality and effectiveness of ING’s internal control, risk management, governance and implemented systems and processes in both the first and second lines of defence. To protect its independent nature, decisions regarding the appointment, reappointment or dismissal from office as well as the remuneration package of the head of the internal audit function require SB approval.
Board-level risk oversight (*)
Both the EB (for ING Group) and the MBB (for ING Bank) play an important role in managing and monitoring our risk management framework.
•The SB is, for risk management purposes, advised mainly by the Risk Committee, which assists and advises in monitoring the risk profile and approving the overarching risk appetite of the company as well as the structure and effective operation of the internal risk management and control systems.
•The EB is responsible for managing risks associated with all activities of ING Group, whereas the MBB is responsible for managing risks associated with all activities of ING Bank. The EB and MBB responsibilities include ensuring that internal risk management and control systems are effective and that ING Group and ING Bank comply with relevant legislation and regulations. On a regular basis, the EB and MBB report on these issues and discuss the internal risk management and control systems with the SB. On a quarterly basis, the EB and MBB report on ING’s risk profile versus its risk appetite to the Risk Committee, explaining changes in the risk profile.
As a member of the EB and the MBB, the CRO is primarily responsible for: (i) supporting the board in its engagement with and oversight of the development of the risk appetite and risk appetite statements and for translating the risk appetite into a risk limits structure, actively engaged in monitoring performance relative to risk-taking and risk limit adherence; (ii) setting up the risk management framework and overseeing the development and implementation of risk and compliance policies, processes, models, compatible methodologies including both forward-looking and backward-looking tools, ongoing strengthening of risk management/people capabilities and reports, as necessary to ensure the effectiveness of robust internal control and risk systems to fully support its strategic objectives and all of its risk-taking activities; (iii) regularly providing comprehensive information on risks to the Management Board, the Risk Committee and other relevant functions; and (iv) advising about the current risk profile, current state of the risk culture, utilisation against the established risk appetite, and limits, limit breaches and mitigation plans.
Executive level (*)
The risk committees described below act within the overall risk policy and delegated authorities granted by the MBB:
•Global Credit and Trading Policy Committee (GCTP) discusses and approves policies, methodologies, and procedures related to credit, trading, country, and reputation (i.e. environmental and social risk or ESR) risks. The GCTP meets monthly. After the MBB and the GCTP, the Credit and Trading Risk Committee (CTRC) is the highest-level body authorised to discuss and approve policies, methodologies, and procedures related to credit and trading risk.
•Global Credit Committee – Transaction Approval (GCC(TA)) discusses and approves transactions that entail taking credit risk (including investment risk), country, legal, and environmental and social risk. The GCC(TA) meets twice a week.
•Non-Financial Risk Committee Bank (NFRC Bank) is accountable for the design and maintenance of the non-financial risk management framework including operational risk management, compliance and legal policies, minimum standards, procedures and guidelines, development of tools, methods, and key parameters (including major changes) for risk identification, measurement, mitigating and monitoring/reporting. NFRC Bank meetings are held at least quarterly.
•The Model Risk Management Committee (MoRMC) discusses and steers, on a monthly basis, the overall model strategy. MoRMC discusses and approves policies and methodologies related to model risk management.
•Global Data Committee (GDC) oversees (identifies, measures, responds to change and monitors) the Global Data function and its contribution to wider society. The GDC meets every two months.

Further, in the Asset and Liability Committee Bank (ALCO Bank) risk related topics are discussed as well.
Regional and business unit level (*)
ING’s regional and/or business unit management have primary responsibility for the management of risks (credit, market, funding and liquidity, operational, IT, compliance and model) that arise in their daily operations. They are accountable for the implementation and execution of appropriate risk frameworks affecting their businesses in compliance with procedures and processes at the corporate level. Where necessary, the implementation is adapted to local requirements.
The regional and/or business unit (BU) head of risk are involved in these activities. The local (regional and BU) head of risk is responsible for the analysis, monitoring and management of risks across the whole value chain (from front to back office). The local risks are discussed in local risk committees that roll up to the key risk committees at executive level. Local Client Integrity Risk Committees (CIRCs) assess client integrity risk and they have a final decision on client acceptance or client off-boarding, from a risk-based perspective, in the areas of financial crime, Foreign Account Tax Compliance Act (FATCA), Common Reporting Standard (CRS) and ESR.
Organisational structure (*)
The Risk CRO function is organised along the lines of a matrix structure integrating (1) the Global Risk functions, (2) the Regional/Country Risk functions at entity level, and (3) the Risk Segments, with a uniform methodology and terminology, so that a holistic view of all risks is ensured. Global Risk functions, organised by risk types into risk domains (departments), are ultimately responsible and accountable for the functional steering of the respective risk type globally, ensuring a uniform taxonomy and methodology is used for the setting of the relevant risk appetite levels, further cascading risk appetite into detailed risk strategies and for the effective monitoring and reporting of risks, on an individual and consolidated basis.
The following organisation chart illustrates the reporting lines in 2022 for the risk management organisation. The fixed lines reflect hierarchical reporting lines, whereas the dotted lines are for the functional reporting lines:

Risk policies, procedures and standards (*)
ING has a framework of risk management policies, procedures, and minimum standards in place to create consistency throughout the organisation, and to define requirements that are binding for all business units. The goal of the governance framework of the local business units is to align with ING’s framework and to meet local (regulatory) requirements. Senior management is responsible for the implementation of and adherence to policies, procedures and standards. Policies, procedures and standards are regularly reviewed and updated via the relevant risk committees to reflect changes in requirements, markets, products and practices.
Solvency risk
Introduction
Solvency risk is the risk of lacking sufficient capital to fulfil the business objectives, regulatory requirements or market expectations. A bank that is insolvent is unable to pay its debts and will be forced into bankruptcy.
The level and quality of capital is crucial for the resilience of individual banks. Banks are expected to assess the risks they face, and in a forward-looking manner ensure that all material risks are identified, managed and covered sufficiently by loss-absorbing capital to ensure continuity in case of materialisation of unexpected risks in times of stress. Given the interdependencies to other financial and non-financial risks, this balancing act of capital adequacy needs to be done within a sound and integrated management approach coherently linking all moving parts of the bank in line with the long-term business strategy.
Governance
Group Treasury (“GT”) Balance Sheet & Capital Management, is responsible for maintaining the adequate capitalisation of ING Group and ING Bank entities, to manage the risk associated with ING’s business activities. This involves not only managing, planning and allocating capital within ING Group, ING Bank and its various entities, but also helping to execute necessary capital market transactions, term (capital) funding and risk management transactions. ING takes an integrated approach to assess the adequacy of its capital position in relation to its risk profile and operating environment. This means GT Balance Sheet & Capital Management takes into account both regulatory and internal, economic based metrics and requirements as well as the interests of key stakeholders such as shareholders and rating agencies.
ICAAP framework
ING’s Internal Capital Adequacy Assessment Processes (ICAAP) aims to ensure that capital levels remain adequate both looking-forward and under adverse conditions in terms of covering material risks-to-capital from both a normative and economic (internal) perspective. The assessment of ING’s capital adequacy takes into account its business strategy and risk profile, market environment, and operating macro environment. This implies that views of various stakeholders such as regulators, shareholders, investors, rating agencies, clients and customers do play an important role.
The continued strength of ING’s capital position, the adequacy of the financial position and risk management effectiveness are essential for achieving the strategy. ING’s capital and funding strategy determines the underlying ICAAP elements and thereby contributes to the business continuity of ING from different perspectives.
Managing ING’s capital entails finding the right balance between supply and demand while taking into account market and macro circumstances. The process of balancing these strategic goals is captured in the ICAAP framework and enabled by six building blocks and underlying elements facilitating the ICAAP. The following building blocks have been defined in the ICAAP Framework, which are applied for both the ‘normative’ and ‘economic’ perspective as defined in the ECB Guide to ICAAP, published in November 2018:
•Risk identification and assessment.
•Risk appetite.
•Solvency stress testing.
•Planning and forecasting.
•Capital management
•Continuity.
Risk identification and assessment
ING’s capital management and solvency risk management starts with the risk identification and risk assessment process. Its main purpose is to detect potential new risks and to identify changes in the potential impact of known risks. On an annual basis, ING performs a thorough review of its solvency risks or risks to capital. Within this assessment, bottom-up assessments are combined with top-down assessments, including a questionnaire and interviews with senior management. The results of the risk assessment are discussed in ALCO Bank, which comprises almost the full MBB. Once approved, the conclusions of the risk assessment feed into the annual review of the Risk Appetite Framework, the Stress Testing Framework and the Economic Capital Framework. In addition to this annual process, ING also reassesses its risks as part of its Capital Adequacy Statement, a quarterly process to assess ING’s capital adequacy.
Risk appetite
As explained in the RAF section in the previous chapter, ING has established overarching solvency risk boundaries. Boundaries are risk appetite statements that are essential for risk management activity, making it of paramount importance to keep these boundaries within the defined level. The SB is responsible for approving and monitoring the boundaries. These boundaries are complemented by a sequence of risk-type-specific instruments (risk appetite statements). These underlying risk appetite statements are cascaded down into the organisation and dedicated risk thresholds are set that are used for day-to-day monitoring and management of ING’s risks. ING has solvency risk appetite statements in place for the following metrics: CET1 ratio, total capital ratio, leverage ratio, total loss-absorbing capacity (TLAC) and minimum requirement for own funds and eligible liabilities (MREL) based on RWA/leverage ratio and economic capital adequacy.

Solvency stress testing
Solvency stress testing allows ING to examine the effect of plausible but severe stress scenarios on the solvency position and provides insight into which entities or portfolios are vulnerable to which type of risks or in which type of scenarios. Solvency stress testing is an important tool in identifying, assessing, measuring and controlling risks to capital, providing a complementary and forward-looking perspective to other solvency risk management tools. For solvency stress testing, ING follows the same steps that are described in the overall section on stress testing.
ING distinguishes the following three types of stress test analysis:
•Sensitivity analysis: Assess the impact of a pre-defined shock in one or more risk drivers. The main purpose of sensitivity analyses is to monitor the impact of this pre-defined (or standardised) shock over time to get an understanding of how the risk profile of the bank has developed. In contrast with scenario analyses, sensitivity analyses are built on a predefined set of shocks that don't necessarily relate to a qualitative story line.
•Scenario analysis: Used to assess the impact of historical, statistical and/or hypothetical circumstances on the financial position of ING. These stress tests often build on a qualitative scenario narrative and reflect risk topics that are deemed relevant for ING given, for example, its business model or geographical presence. To execute such a stress test, scenarios need to be determined that are dynamic and forward looking and incorporate the occurrence of a string of events through time.
•Reverse stress testing: The purpose is to identify scenarios that could lead to a pre-defined outcome. This could, for example, be a CET1 ratio or LCR to define the point at which the bank is considered not viable anymore. The added value of reverse stress testing is to explore risk drivers and stress scenarios outside the existing range.
The outcomes of solvency stress test analyses are taken into account in capital planning, but also for setting risk appetite statements and the capital management buffer.
Planning and forecasting
The capital and funding plan is an integral part of the Dynamic Plan, ING’s financial and business planning process. Its objective is to inform and advise the management on the capital development and need of ING Group and ING Bank, under base case and adverse scenarios. It describes how ING shall finance the expected capital constraints taking into consideration growth projections, capital and risk evolution, macro and market conditions, both under the normative and economic perspective. The capital and funding plan is discussed and approved by ALCO Bank and updated at least twice a year. Within these updates, ING takes account of recent market and risk developments and aims to ensure that capital planning adheres to the solvency risk appetite set by the SB.

Capital management
Formulation of the CET1 target is a key element in solvency risk management. The target ratio, based on the management buffer concept, enables ING’s senior management to steer, benchmark and assess the bank’s current and future capital levels much more efficiently while the target level clearly supports trust building among ING’s key stakeholders (e.g. regulators, investors and customers).
The capital management buffer aims to protect the interests of key stakeholders and plays an important role in the overall capital adequacy governance. The rationale behind the buffer is that it provides an additional cushion on top of the (local) regulatory minimum requirements (e.g. Supervisory Review and Evaluation Process (SREP) requirements) to withstand a certain level of stress and to facilitate awareness and preparedness to take management actions. ING reviews its capital management buffer on a regular basis to determine its effectiveness and robustness, updating it as appropriate. See also Note 50 ‘Capital management’.
Continuity
Risk events with high severity or significant deteriorations of economic and market conditions beyond ING’s control could cause deviations from the business and capital plans, which may result in a potential capital shortfall.
ING has therefore set up a continuity (safety) net of contingency and recovery planning. As part of this, ING set up ongoing monitoring of relevant indicators with the aim of awareness and preparedness to act pro-actively to ensure continuity. The intervention measures which can be activated when deemed necessary, consist of predefined RWA reduction measures, as well as direct capital increasing measures. The escalation mechanisms are defined, governed and detailed in the contingency and recovery plans.
Both plans aim to restore ING’s capital adequacy. Depending on the severity of the situation, the contingency plan can be activated at this warning phase as well as triggering further management action and formation of the contingency crisis teams. Further drops in capital levels trigger the alert phase for recovery monitoring and/or the activation of the recovery plan and corresponding crisis teams.
Assessing capital adequacy: Capital Adequacy Statement (CAS)
The CAS is ING Group’s quarterly assessment of its capital adequacy and takes into account different elements with respect to its capital position. The degree to which ING’s capital position is considered adequate depends on a variety of internal and external drivers:
•Current supervisory requirements and (expected) requirements going forward.
•Current internal requirements and (expected) requirements going forward (economic capital/view).
•Coherence of the available capital with the (realisation of) strategic plans.
•The ability to meet internal and external requirements in the case of stressed events or should a risk materialise.
The CAS assesses the adequacy of ING’s capital position in relation to the above-mentioned drivers and states the extent to which the capital position consequently is considered as adequate. On a quarterly basis the CAS document is prepared. Additionally each year, the EB/MBB signs and provides a comprehensive assessment of ING’s capital adequacy, supported by the ICAAP outcomes, in the form of a Capital Adequacy Statement.
Credit risk
Introduction
Credit risk is the risk of loss from the default and/or credit rating deterioration of clients. Credit risks arise in ING's lending, financial markets and investment activities. The credit risk section provides information on how ING measures, monitors and manages credit risk and gives an insight into the portfolio from a credit risk perspective.
Governance (*)
ING’s credit risk strategy is to maintain an internationally diversified loan and bond portfolio, while avoiding large risk concentrations. The emphasis is on managing business developments within the business lines by means of a top-down risk appetite framework (RAF), which sets concentration limits for countries, individual clients, sectors, products, secondary risk (collateral/guarantees) and investment activities. The aim is to support relationship banking activities, while maintaining internal risk/reward guidelines and controls.
A new Credit Risk department was established in 2022. This department is responsible for setting the credit risk strategy for ING and aims to ensure credit risk and credit restructuring are managed from an overarching point of view rather than per business line. The head of Credit Risk is supported by the following teams within this new department:
•Portfolio, Strategy & Governance team: responsible for setting up credit risk strategies and risk appetite statements, performing analysis and monitoring of the credit risk position of ING, as well as setting and maintaining the credit risk framework and policies.
•Credit Risk Control Unit: responsible for the design or selection, implementation, oversight and performance of the rating systems.
•Global Credit Risk Restructuring: responsible for a safe, compliant and data driven credit loss process by managing loan loss provisioning and finding solutions for business customers in financial difficulty. The team focuses on management of the global loan loss provisioning, not only of individual WB provisions, but also collective WB and Retail Banking provisions.
While the Credit Risk department has oversight of the Group credit risk strategy and risk appetite across Retail Banking risk and Wholesale Banking risk, the head of Retail/Rest of World (RoW) Risk and head of Wholesale Banking Risk aim to ensure the management of the risk within these business lines. Also refer to the Risk governance and organisational structure in the introductory section of the Risk management chapter.
The credit risk function encompasses the following activities:
•Measuring, monitoring and managing credit risks in the bank’s portfolio, including the measures taken in response to the war in Ukraine.
•Challenging and approving new and modified transactions and borrower reviews.
•Managing the levels of provisioning and risk costs, and advising on impairments.
•Providing consistent credit risk policies, systems and tools to manage the credit lifecycle of all activities.
Credit risk categories (*)
In the following table the different types of credit risk categories are described and a reconciliation with the notes in the financial statements is also included:

Reconciliation between credit risk categories and financial position (*)
Credit risk categories	Notes in the financial statements
Lending risk: is the risk that the client (counterparty, corporate or individual) does not pay the principal interest or fees on a loan when they are due, or on demand for letters of credit (LCs) and guarantees provided by ING.	Note	2	Cash and balances with central banks
	Note	3	Loans and advances to banks
	Note	4	Financial assets at fair value through profit or loss
	Note	5	Financial assets at fair value through other comprehensive income
	Note	7	Loans and advances to customers
	Note	44	Contingent liabilities and commitments
Investment risk: is the credit default and risk rating migration risk that is associated with ING’s investments in bonds, commercial paper, equities, securitisations, and other similar publicly traded securities. This can be viewed as the potential loss that ING may incur from holding a position in underlying securities whose issuer's credit quality deteriorates or defaults.	Note	4	Financial assets at fair value through profit or loss
	Note	5	Financial assets at fair value through other comprehensive income
	Note	6	Securities at amortised cost
Money market risk: arises when ING places short-term deposits with a counterparty in to manage excess liquidity. In the event of a counterparty default, ING may lose the deposit placed.	Note	2	Cash and balances with central banks
	Note	3	Loans and advances to banks
	Note	7	Loans and advances to customers
Pre-settlement risk: arises when a client defaults on a transaction before settlement and ING must replace the contract by a trade with another counterparty at the then prevailing (possibly unfavourable) market price. This credit risk category is associated with derivatives transactions (exchange-traded derivatives, over-the-counter (OTC) derivatives and securities financing transactions).	Note	4	Financial assets at fair value through profit or loss
	Note	14	Financial liabilities at fair value through profit or loss
	Note	43	Offsetting financial assets and liabilities
Settlement risk: arises when there is an exchange of value (funds or instruments) and receipt from its counterparty is not verified or expected until after ING has given irrevocable instructions to pay or has paid or delivered its side of the trade. The risk is that ING delivers but does not receive delivery from its counterparty.	Note	4	Financial assets at fair value through profit or loss
	Note	11	Other assets
	Note	14	Financial liabilities at fair value through profit or loss
	Note	16	Other liabilities
Credit risk appetite and concentration risk framework (*)
The credit risk appetite and concentration risk framework is designed to prevent undesired high levels of credit risk and credit concentrations within various levels of the ING portfolio. It is derived from the concepts of boundaries and instruments as described in the ING Risk Appetite Framework (RAF).
Credit risk appetite is the maximum level of credit risk ING is willing to accept for growth and value creation. The credit risk appetite is linked to the overall bank-wide RAF. The credit risk appetite is expressed in quantitative and qualitative measures. Having a credit risk appetite provides:
•Clarity about the credit risks that ING is prepared to assume, target setting and prudent risk management.
•Consistent communication to different stakeholders.
•Guidelines on how to align reporting and monitoring tools with the organisational structure and strategy.
•Alignment of business strategies and key performance indicators of business units with ING’s credit risk appetite through dynamic planning.
The credit risk appetite is set at different levels and dimensions within ING. The credit risk appetite framework specifies the scope and focus of the credit risk which ING takes, and the composition of the credit portfolio, including its concentration and diversification objectives in relation to business lines, sectors and products. The credit risk appetite framework has also been extended to embed climate risk elements. The first steps towards introducing climate risk elements in the credit risk appetite framework were taken in 2022 and these are expected to further evolve and mature. The climate risk elements within the credit risk appetite framework allow for more efficient steering of sector concentrations from a climate risk perspective.
The credit risk appetite and concentration risk framework is composed of:
•Country risk concentration: Country risk is the risk that arises due to events in a specific country (or group of countries). To manage the maximum country event loss ING is willing to accept, boundaries are approved by the SB. The estimated level is correlated to the risk rating assigned to a given country. Actual country limits are set by means of country instruments, which are reviewed monthly and updated, when needed. For countries with elevated levels of geopolitical or severe economic cycle risk, monitoring is performed on a more frequent basis with strict pipeline and exposure management.
•Single name and industry sector concentration: ING has an established credit concentration risk framework to identify, measure and monitor single name concentration and industry sector concentration (systemic risk). The same concept of boundaries and instruments is applicable.
•Product and secondary risk concentration: ING has established a concentration framework to identify, measure and monitor product concentration and secondary risk.
•Scenarios and stress tests: Stress testing evaluates ING’s financial stability under severe, but plausible stress scenarios, and supports decision-making that assures ING remains a going concern even after a severe event occurs. In addition to the bank-wide stress testing framework described above, ING performs sensitivity analyses regularly to assess portfolio risks and concentrations.
•Product approvals: The product approval and review process (PARP) assesses and manages risks associated with the introduction of new or modified products. Its goal is that sound due diligence is performed by relevant stakeholders and the relevant risks (credit, operational, compliance, etc.) are addressed appropriately.
•Strategy and risk appetite papers: These are detailed analyses of defined products and/or industries. The papers include the identification of the major risk drivers and mitigants, the internal business mandate, and propose the risk (including business) parameters – and potentially the maximum product and/or portfolio limit - to support that business. A strategy and risk appetite paper is always prepared by the front office responsible for the internal business mandate and requires an approval from the designated approval authority. Strategy and risk appetite papers may also have geographical and/or business limitations (e.g. local vs. global).
•Credit approval process: The purpose of the credit approval process is that individual transactions and the risk associated with these transactions are assessed on a name-by-name basis. For each type of client there is a dedicated process with credit risk managers specialised along the business lines of ING, including the use of automated decision-making in certain cases. The credit approval process is supported by a risk rating system and exposure monitoring system. Risk ratings are used to indicate a client’s creditworthiness which translates into a probability of default. This is used as input to determine the maximum risk appetite that ING has for a given type of client (reference benchmark). The determination of the delegated authority (the amount that can be approved at various levels of the organisation) is a function of the risk rating of the client and ING’s credit risk exposure on the client. Where necessary, underwriting standards are reviewed and refined to limit the credit risk to portfolios particularly sensitive to certain market circumstances, such as Covid-19 at the time, or currently in the context of the deteriorating economic outlook.

Credit risk models (*)
Within ING, internal CRR-compliant models are used to determine probability of default (PD), exposure at default (EAD) and loss given default (LGD) for regulatory and economic capital purposes. These models also form the basis of ING’s IFRS 9 loan loss provisioning (see ‘IFRS 9 models’ below). Bank-wide, ING has implemented approximately 100 credit risk models, for regulatory capital, economic capital and loan loss provisioning purposes.
There are two main types of PD, EAD and LGD models used throughout the bank:
•Statistical models are created where a large set of default or detailed loss data is available. They are characterised by sufficient data points to facilitate meaningful statistical estimation of the model parameters. The model parameters are estimated with statistical techniques based on the data set available.
•Hybrid models contain characteristics of statistical models combined with knowledge and experience of experts from risk management and front-office staff, literature from rating agencies, supervisors and academics. These models are only used for ‘low default portfolios’, where limited historical defaults exist.
Credit risk rating process (*)
The majority of risk ratings are based on a risk rating (PD) Model that complies with the minimum requirements detailed in CRR/CRDIV, ECB Supervisory Rules and European Banking Authority (EBA) guidelines. This concerns all borrower types and segments.
ING’s PD rating models are based on a 1-22 scale (1 = highest rating; 22 = lowest rating) referred to as the ‘Master scale’, which roughly corresponds to the rating grades that are assigned by external rating agencies, such as Standard & Poor’s, Moody’s and Fitch. For example, an ING rating of 1 corresponds to an S&P/Fitch rating of AAA and a Moody’s rating of Aaa; an ING rating of 2 corresponds to an S&P/Fitch rating of AA+ and a Moody’s rating of Aa1, and so on.
The 22 grades are composed of the following categories:
•Investment grade (risk rating 1-10).
•Non-investment grade (risk rating 11-17).
•Sub-standard (risk rating 18-19).
•Non-performing (risk rating 20-22).
The first three categories (1-19) are risk ratings for performing loans. Ratings are calculated in IT systems with internally developed models, based on manually or automatically fed data, or for part of the non-performing loans set by the global or regional credit restructuring department. Under certain conditions, the outcome of a manually fed model can be challenged through a rating appeal process. For securitisation portfolios, the external ratings of the tranche in which ING has invested are leading indicators.
Risk ratings assigned to clients are reviewed at least annually, with the performance of the underlying models monitored regularly. Some of these models are global in nature, such as those for large corporates, commercial banks, insurance companies, central governments, local governments, funds, fund managers, project finance and leveraged companies. Other models are more regional- or country-specific: there are PD models for small and medium enterprise (SME) in the Netherlands, Belgium, Poland as well as residential mortgage and consumer loan models in the various retail markets.
Rating models for retail clients are predominantly statistically driven and automated, such that ratings can be updated on a monthly basis. Rating models for large corporates, institutions and banks include both statistical characteristics and manual input, with the ratings being manually updated at least annually. More frequent reviews (e.g. quarterly) are performed where considered necessary, for example portfolios and clients most at risk of being impacted by the Russian invasion of Ukraine and expected spillover effects.
After the introduction of IFRS 9 in 2018 and especially with the introduction of new regulations, including the new definition of default (DoD) in 2020, ING has also embarked on multi-year redevelopments of its credit risk models.
Credit risk portfolio (*)
ING’s credit exposure is mainly related to lending to individuals and businesses followed by investments in bonds and securitised assets, and money market. Loans to individuals are mainly mortgage loans secured by residential property. Loans (including guarantees issued) to businesses are often collateralised, but may be unsecured based on the internal analysis of the borrower’s creditworthiness. Bonds in the investment portfolio are generally unsecured, but predominantly consist of bonds issued by central governments and EU and/or OECD based financial institutions. Secured bonds, such as mortgage-backed securities and asset-backed securities are secured by the underlying diversified pool of assets (commercial or residential mortgages, car loans and/or other assets) held by the securities issuer. For money market, exposure is mainly deposits to central banks. The last major credit risk source involves pre-settlement exposures which arise from trading activities, including derivatives, repurchase transactions and securities lending/borrowing transactions. This is also commonly referred to as counterparty credit risk.
Portfolio analysis per business line (*)

Outstandings per line of business (*)[1,2,3]
in € million		Wholesale Banking		Retail Benelux		Retail Challengers & Growth Markets		Corporate Line		Total
Rating class		2022	2021	2022	2021	2022	2021	2022	2021	2022	2021
Investment grade	1 (AAA)	89,686	81,615	324	331	32,492	27,089	2,529	2,363	125,032	111,398
	2-4 (AA)	49,320	56,982	7,871	5,863	40,498	41,646	12	15	97,701	104,506
	5-7 (A)	79,292	72,052	45,471	28,456	61,422	59,040	320	394	186,504	159,941
	8-10 (BBB)	129,709	124,622	117,172	125,469	56,046	57,394	2,833	2,502	305,760	309,986
Non-Investment grade	11-13 (BB)	56,409	61,996	55,945	60,296	46,657	42,554	4	353	159,016	165,199
	14-16 (B)	13,693	16,699	14,224	14,560	11,662	10,800			39,579	42,059
	17 (CCC)	1,858	1,712	2,021	2,158	1,014	731	299	178	5,192	4,779
Substandard grade	18 (CC)	3,564	865	1,304	904	519	477			5,386	2,245
	19 (C)	731	126	962	1,162	490	451			2,183	1,739
Non-performing loans	20-22 (D)	4,354	3,937	4,762	5,035	2,592	3,153			11,708	12,124
Total		428,616	420,606	250,056	244,232	253,391	243,334	5,997	5,805	938,061	913,977

Industry
Private Individuals		32	30	163,243	161,125	191,556	184,810			354,831	345,965
Central Banks		80,006	83,878			23,541	22,573	1,495	643	105,043	107,094
Natural Resources		44,695	51,937	1,160	1,225	694	692			46,549	53,855
Real Estate		26,426	26,472	22,648	22,691	3,439	3,536			52,513	52,699
Commercial Banks		42,036	39,581	194	230	5,721	6,390	2,911	2,917	50,862	49,119
Non-Bank Financial Institutions		54,274	46,597	1,379	1,473	504	395	438	441	56,594	48,906
Central Governments		41,622	40,530	2,880	1,730	3,838	3,686	1,016	1,696	49,356	47,642
Transportation & Logistics		25,474	24,123	4,038	4,206	1,471	1,269			30,982	29,597
Utilities		22,683	22,452	1,865	1,370	150	113			24,698	23,935
Food, Beverages & Personal Care		13,681	14,003	7,356	6,926	2,585	2,411			23,623	23,340
Services		9,926	9,449	11,606	11,290	981	974	33	30	22,546	21,743
General Industries		11,731	11,487	5,753	5,554	3,381	3,086			20,865	20,127
Lower Public Administration		6,020	6,163	5,921	5,079	9,725	8,029			21,666	19,271
Other		50,009	43,903	22,014	21,333	5,805	5,369	104	77	77,932	70,682
Total		428,616	420,606	250,056	244,232	253,391	243,334	5,997	5,805	938,061	913,977

Outstandings per line of business (*) - continued[1,2,3]
	in € million	Wholesale Banking		Retail Benelux		Retail Challengers & Growth Markets		Corporate Line		Total
	Region	2022	2021	2022	2021	2022	2021	2022	2021	2022	2021
Europe	Netherlands	61,143	74,175	154,253	152,597	254	173	2,898	2,738	218,548	229,682
	Belgium	27,144	32,205	88,767	84,748	669	948		19	116,580	117,919
	Germany	24,441	22,669	463	508	127,764	118,734	63	46	152,730	141,956
	Poland	16,350	15,454	49	45	26,831	26,560		4	43,229	42,063
	Spain	10,491	10,130	71	83	25,649	27,294	25	35	36,237	37,542
	United Kingdom	27,735	28,193	152	187	185	109	107	78	28,179	28,567
	Luxembourg	26,113	26,632	4,953	4,769	639	468	15	18	31,720	31,887
	France	18,484	18,786	643	606	4,448	7,123	1	3	23,576	26,517
	Rest of Europe	77,814	64,028	400	364	18,750	17,826	24	16	96,989	82,233
	America	80,444	71,471	190	186	1,795	1,559	358	351	82,786	73,567
	Asia	46,291	45,439	73	91	121	132	2,504	2,498	48,989	48,159
	Australia	9,817	8,957	16	18	46,281	42,405	2	1	56,116	51,382
	Africa	2,348	2,467	28	31	5	4			2,381	2,501
	Total	428,616	420,606	250,056	244,232	253,391	243,334	5,997	5,805	938,061	913,977
1 Based on credit risk measurement contained in lending, pre-settlement, money market and investment activities.
2 Based on the total amount of credit risk in the respective column using ING’s internal credit risk measurement methodologies. Economic sectors (industry) below 2% are not shown separately but grouped in Other.
3 Geographical areas are based on country of residence, except for private individuals for which the geographical areas are based on the primary country of risk.
Overall portfolio (*)
During 2022, ING’s portfolio size increased by €24.1 billion (+2.64%) to €938.1 billion outstandings. The net volume growth was spread across all the business lines. Foreign exchange rate changes had a positive impact on portfolio growth, mainly in WB, and increased total outstanding by €6.3 billion, driven by the appreciation of the US dollar (+6.2%) against the euro, partially compensated by the British pound sterling (-5.3%), the Polish New Zloty (-1.8%) and new Turkish lira (-23.7%).
Rating distribution (*)
Overall, the rating class distribution remained stable in 2022. The share of investment grade rating classes increased from 75.0% to 76.2%, while the share of non-investment grade decreased, from 23.2% to 21.7%. Sub-standard grade outstandings increased from 0.4% to 0.8% of the total portfolio, whereas non-performing loans decreased from 1.3% to 1.2%.
With respect to the rating distribution within the business lines, in WB, investment grade increased to 81.2% (from 79.7%), where non-investment grade exposures decreased to 16.8% (from 19.1%) compared to 2021.
Substandard grade assets increased from 0.2% to 1.0% of total Wholesale Banking assets, primarily as a result of increases in Russia, in the natural resources industry. The share of non-performing loans for WB remained stable at 1.0% (from 0.9%).
The rating distribution for Retail Benelux improved mostly because of Dutch residential mortgages, shifting from rating class BB/BBB to A. The share of A-rated mortgages increased from 9.3% to 24.0% of the portfolio. In Belgium, residential mortgages showed a modest increase of BBB assets, from single A. Substandard grade Belgium mortgage outstandings increased to 1.0% (from 0.8%).
In Retail Challengers & Growth Markets, the distribution across rating classes remained rather stable in 2022. Overall share of investment grade decreased from 76.1% to 75.2%. NPL decreased to 1.0% (from 1.3%).
Industry (*)
In line with our objective to give stakeholders insight into the portfolio, we present the business lending portfolio per industry breakdown in accordance with the NAICS definition. The industry composition within Retail is concentrated in private individuals with 65.0% for Retail Benelux and 76.0% for Retail Challengers & Growth Markets.
In Market Leaders, the overall volumes increase is mainly explained by Belgium (+4.7%), whereas the Netherlands remained stable in 2022 (+1.1%). In C&G, the increase in volume is in private individuals, primarily in Germany, and to a lesser extent in Australia and Spain. A decrease in France is explained by the discontinuation of retail activities. Within WB, an increase in exposures is noted mainly in non-bank financial institutions (NBFI) of €7.7 billion (notably in Germany, France and the US). Apart from NBFI, an increase is observed in other industries (+€6.1 billion), compensated by a decrease in natural resources (€7.2 billion).

Outstandings by economic sectors and geographical area (*) [1]
in € million	Region													Total
Industry	Netherlands	Belgium	Germany	Poland	Spain	United Kingdom	Luxembourg	France	Rest of Europe	America	Asia	Australia	Africa	2022
Private Individuals	114,625	44,193	101,529	13,767	24,865	138	3,486	2,731	13,654	161	131	35,528	24	354,831
Central Banks	35,202	14,338	21,041	1,060	347	427	6,820	35	18,092		4,962	2,695	24	105,043
Natural Resources	3,084	1,356	809	746	169	4,442	2,764	470	12,154	8,771	10,398	1,028	361	46,549
Real Estate	17,586	10,112	1,388	2,374	1,391	413	3,797	3,155	3,378	3,474	1,180	4,263	2	52,513
Commercial Banks	1,358	265	3,974	551	402	4,933	4,480	4,371	6,368	9,945	12,041	1,765	409	50,862
Non-Bank Financial Institutions	2,710	1,041	5,054	2,299	99	8,229	4,489	3,220	4,495	19,971	4,091	896		56,594
Central Governments	3,342	7,716	1,179	6,578	4,578	46	175	1,797	8,444	13,979	333	636	551	49,356
Transportation & Logistics	3,967	2,183	608	1,300	690	1,787	583	733	7,808	3,378	6,806	531	608	30,982
Utilities	1,551	1,630	2,814	679	1,227	2,953	572	980	4,302	4,347	1,545	1,897	200	24,698
Food, Beverages & Personal Care	7,249	3,002	573	2,334	475	739	1,667	469	2,668	3,245	942	248	13	23,623
Services	4,819	8,816	1,254	1,101	67	685	808	1,066	1,120	1,821	357	632		22,546
General Industries	5,430	2,689	1,007	2,849	311	330	604	245	3,152	2,926	1,311	9		20,865
Lower Public Administration	272	5,638	5,197	644	200		313	3,126	402	1,310		4,564		21,666
Other	17,353	13,602	6,302	6,946	1,416	3,058	1,164	1,179	10,952	9,457	4,891	1,424	188	77,932
Total	218,548	116,580	152,730	43,229	36,237	28,179	31,720	23,576	96,989	82,786	48,989	56,116	2,381	938,061

Rating class
Investment grade	174,971	76,244	130,285	27,501	28,556	23,160	26,053	17,545	64,884	64,206	39,903	41,476	213	714,997
Non-Investment grade	40,325	36,036	20,967	14,596	7,330	4,634	5,442	5,814	27,617	17,615	7,638	13,914	1,858	203,786
Sub-standard grade	1,508	984	579	422	105	41	80	16	2,903	311	124	257	239	7,569
Non-performing loans	1,743	3,316	899	710	246	344	145	201	1,584	654	1,325	470	72	11,708
Total	218,548	116,580	152,730	43,229	36,237	28,179	31,720	23,576	96,989	82,786	48,989	56,116	2,381	938,061
1 Geographical areas are based on country of residence, except for private individuals for which the geographical areas are based on the primary country of risk.

Outstandings by economic sectors and geographical area (*) [1]
in € million	Region													Total
Industry	Netherlands	Belgium	Germany	Poland	Spain	United Kingdom	Luxembourg	France	Rest of Europe	America	Asia	Australia	Africa	2021
Private Individuals	113,846	42,961	95,583	14,397	23,895	157	3,388	3,115	13,215	167	155	35,058	27	345,965
Central Banks	46,902	18,253	17,811	112	3,027	2,853	8,569	1,039	4,485		2,856	1,168	18	107,094
Natural Resources	3,734	1,180	1,208	722	291	4,487	2,497	405	15,471	9,473	12,593	1,013	780	53,855
Real Estate	17,426	10,011	1,520	2,357	1,528	436	4,201	3,254	3,461	3,521	935	4,045	4	52,699
Commercial Banks	1,289	318	3,887	707	392	4,156	3,205	5,520	6,353	7,089	13,526	2,265	413	49,119
Non-Bank Financial Institutions	3,043	921	3,146	1,718	72	7,764	4,798	1,790	3,947	18,088	3,209	411		48,906
Central Governments	4,911	7,396	1,179	7,473	4,417	67	203	2,065	7,695	10,927	299	533	477	47,642
Transportation & Logistics	4,572	2,209	506	1,177	723	1,760	582	982	6,837	3,410	5,682	645	514	29,597
Utilities	1,545	1,213	3,024	822	1,270	2,980	397	1,433	4,202	4,106	1,355	1,368	220	23,935
Food, Beverages & Personal Care	6,581	2,869	616	2,146	489	711	1,600	1,232	2,580	3,131	1,140	235	12	23,340
Services	4,615	9,115	1,105	866	119	523	450	1,470	861	1,539	479	565	36	21,743
General Industries	5,389	2,891	1,011	2,612	381	395	532	271	3,363	2,116	1,151	15		20,127
Lower Public Administration	343	5,158	5,787	636			296	2,732	467	1,197	46	2,608		19,271
Other	15,485	13,424	5,573	6,319	940	2,277	1,168	1,210	9,297	8,803	4,732	1,454		70,682
Total	229,682	117,919	141,956	42,063	37,542	28,567	31,887	26,517	82,233	73,567	48,159	51,382	2,501	913,977

Rating class
Investment grade	180,698	78,195	119,311	26,856	29,522	22,820	26,150	20,622	52,875	53,725	36,777	38,200	79	685,831
Non-Investment grade	45,530	35,600	21,250	14,148	7,647	5,234	5,568	5,774	27,993	18,500	10,534	11,998	2,259	212,037
Sub-standard grade	1,230	868	390	290	89	56	81	2	308	203	191	217	58	3,985
Non-performing loans	2,224	3,256	1,006	768	284	458	87	119	1,056	1,139	656	966	105	12,124
Total	229,682	117,919	141,956	42,063	37,542	28,567	31,887	26,517	82,233	73,567	48,159	51,382	2,501	913,977
1 Geographical areas are based on country of residence, except for private individuals for which the geographical areas are based on the primary country of risk.
Portfolio analysis per geographical area (*)
The portfolio analysis per geographical area re-emphasises the international distribution of ING’s credit portfolio. The share of the Netherlands in the overall portfolio reduced to 23.3% (2021: 25.1%).
The most noticeable trend in the Netherlands was the decrease in exposure with central banks (-€11.7 billion). Outstandings to private individuals were stable at 62.5% (2021: 62.3%) of total outstandings (excl. Central Banks). In Belgium, no substantial moves were observed in the portfolio, apart from a decrease in central banks (€3.9 billion).
In terms of rating distribution in individual countries, the total share of investment grade/non-investment grade remains substantial for the Netherlands at 98.5% (2021: 98.5%) and in Belgium 96.3% (2021: 96.5%). Substandard grade assets increased slightly, in the Netherlands from 0.5% to 0.7% and in Belgium from 0.7% to 0.8%. In the Netherlands, the NPL share decreased in 2022, from 1.0% to 0.8%, whereas Belgium remained flat at 2.8%.
In Challengers & Growth Markets, ING has a strong market position in residential mortgages in Germany, Australia, Spain and Poland. Mortgage portfolios increased in Germany, Australia and Spain in 2022.
The top-five countries within Rest of Europe based on outstandings were: Switzerland (€25.0 billion), Italy (€17.7 billion), Romania (€10.3 billion), Turkey (€7.8 billion) and Ireland (€5.6 billion). Outstandings in Rest of Europe were primarily impacted by Switzerland (central bank outstandings +€15.3 billion).
In Europe, outside the Benelux, rating distribution in most countries remained stable. The most noticeable moves in rating distribution were observed in Rest of Europe, where the development of the Russian portfolio caused an increase in substandard from 0.4% to 3.0% and NPL from 1.3% to 1.6%. Note the paragraph on Russian exposures in section 'Risk management at ING Group' . Apart from Russia, noticeable moves occurred in France, where NPL increased from 0.4% to 0.9% impacted by the decommissioning of the Retail business in France. And in the UK, where NPL decreased from 1.6% to 1.2%.
The increase in exposure in the Americas region was mainly driven by FX impact. In terms of rating distribution for America region, an increase in investment grade is observed to 77.6% (from 73.0%), non-investment grade decreased to 21.3% from 25.1%. Sub-standard grade increased to 0.4%, while NPL improved to 0.8% (from 1.5%). Australia’s rating distribution improved with a decrease of NPL’s from 1.9% to 0.8% of the portfolio.
Credit risk mitigation (*)
ING uses various techniques and instruments to mitigate the credit risk associated with an exposure and to reduce the losses incurred subsequent to a default by a customer. The most common terminology used in ING for credit risk protection is ‘cover’. While a cover may be an important mitigant of credit risk and an alternative source of repayment, generally it is ING’s practice to lend on the basis of the customer’s creditworthiness rather than exclusively relying on the value of the cover.
Cover forms (*)
Within ING, there are two distinct forms of covers. First, where the asset has been pledged to ING as collateral or security, ING has the right to liquidate it should the customer be unable to fulfil its financial obligation. As such, the proceeds can be applied towards full or partial compensation of the customer's outstanding exposure. This may be tangible (such as cash, securities, receivables, inventory, plant and machinery, and mortgages on real estate properties) or intangible (such as patents, trademarks, contract rights and licences). Second, where there is a third-party obligation, indemnification or undertaking (either by contract and/or by law), ING has the right to claim from that third party an amount if the customer fails on its obligations. The most common examples are guarantees, such as parent guarantees, export credit insurances or third-party pledged mortgages. Insurance or reinsurance covers, including comprehensive private risk insurance (CPRI) may be recognised as guarantees and effectively function in an equivalent manner. ING accepts credit risk insurance companies and export credit agencies (ECAs) as cover providers.
Cover valuation methodology (*)
General guidelines for cover valuation are established with the objective to ensure consistent application within ING. These also require that the value of the cover is monitored on a regular basis. Covers are revalued periodically and whenever there is reason to believe that the market is subject to significant changes in conditions. The frequency of monitoring and revaluation depends on the type of cover.
The valuation method also depends on the type of covers. For asset collateral, the valuation sources can be the customer’s balance sheet (e.g. inventory, machinery and equipment), nominal value (e.g. cash and receivables), market value (e.g. securities and commodities), independent valuations (e.g. commercial real estate) and market indices (e.g. residential real estate). For third-party obligations, the valuation is based on the value that is attributed to the contract between ING and that third party.
Where collateral values are used in the calculation of stage 3 individual loan loss provisions, haircuts may be applied to the valuation in specific circumstances, to sufficiently include all relevant factors impacting future cash flows. ING increased the haircuts applied to collateral values used in stage 3 individual provisions as at 31 December 2021 and 31 December 2022 to reflect the increased risk of inflated asset prices in certain sectors of the economy. The haircut is applied on real estate, shipping and aviation collateral values used in the calculation of the loss-given-default in recovery scenarios. The haircut reflects the risks of adverse price developments between the moment of valuation of an asset and the actual settlement/cash receipt.
Cover values (*)
This section provides insight into the types of cover and the extent to which exposures benefit from collateral or guarantees. The disclosure differentiates between risk categories (lending, investment, money market and pre-settlement). The most relevant types of cover include mortgages, financial collateral (cash and securities) and guarantees. ING obtains cover that is eligible for credit risk mitigation under CRR/CRDIV, as well as cover that is not eligible. Collateral covering financial market transactions is valued on a daily basis, and as such not included in the following tables. To mitigate the credit risk arising from Financial Markets transactions, the bank enters into legal agreements governing the exchange of financial collateral (high-quality government bonds and cash).
The cover values are presented for the total portfolio of ING, both the performing and non-performing portfolio. Our definition of non-performing is explained in detail in ‘Credit restructuring’ (below). For additional insight, a breakdown of ING’s portfolio by industry and geography is provided.
The next table gives an overview of the collateralisation of the ING’s total portfolio.

Cover values including guarantees received (*)
in € million		Cover type				Collateralisation
2022	Outstandings	Mortgages	Financial Collateral	Guarantees	Other covers	No Cover	Partially covered	Fully covered
Consumer lending	353,323	700,961	5,626	24,231	42,817	6.2%	7.6%	86.2%
Business lending	379,405	167,122	29,501	118,294	438,864	37.5%	22.3%	40.2%
Investment and money market	141,432		5	1,213	2	99.1%	0.6%	0.3%
Total lending, investment and money market	874,160	868,083	35,132	143,738	481,683	34.8%	12.9%	52.3%
Pre-settlement	63,901
Total	938,061

Cover values including guarantees received (*)
in € million		Cover type				Collateralisation
2021	Outstandings	Mortgages	Financial Collateral	Guarantees	Other covers	No Cover	Partially covered	Fully covered
Consumer lending	344,188	690,752	6,533	25,688	40,618	6.3%	7.6%	86.1%
Business lending	413,985	160,694	23,454	112,095	332,989	44.2%	20.2%	35.5%
Investment and money market	112,272	43	63	1,100	167	98.9%	0.8%	0.3%
Total lending, investment and money market	870,445	851,490	30,050	138,882	373,774	36.0%	12.8%	51.2%
Pre-settlement	43,531
Total	913,977
Excluding the pre-settlement portfolio, 52.3% (2021: 51.2%) of ING’s outstandings were fully collateralised in 2022. Since investments traditionally do not require covers, the percentage for ‘no covers’ in this portfolio is above 95%. However, 99% of the investment outstanding is investment grade. Improved economic conditions in ING’s main markets contributed to improved collateral valuations, observed in consumer lending. Relative to the overall developments in the housing markets and the impact on provisioning, note the paragraphs on ‘management adjustments’ in the Loan Loss provisioning section, that were made to reflect potential impact of higher inflation, higher rates and market uncertainty.
Consumer lending portfolio (*)
The consumer lending portfolio accounts for 37.7% (2021: 37.7%) of ING’s total outstanding, primarily consisting of residential mortgage loans and other consumer lending loans. As a result, most collateral consists of mortgages. Mortgage values are collected in an internal central database and in most cases external data is used to index the market value. A significant part of ING’s residential mortgage portfolio is in the Netherlands (34.4%), Germany (28.0%), Belgium and Luxembourg (13.2%) and Australia (10.7%).
Relative to the overall developments in the housing markets and loan loss provisions for the mortgage portfolio’s, note that management adjustments are recognised to maintain an appropriate level of provisions. See paragraph on ‘management adjustments’ in the loan loss provisioning section.
Business lending portfolio (*)
Business lending accounts for 40.4% (2021: 45.3%) of ING’s total outstanding. Business lending presented in this section does not include pre-settlement, investment and money market exposures.
Credit quality (*)

Credit risk categories (*)
	Regular	Watch List	Restructuring [1]	Non-performing [1]
Possible ratings	1–19	1–19	11–20	20-22
Typical ratings	1–14	15–17	18–20	20-22
Deterioration in risk	Not significant	Significant	Significant	Significant
Significant intervention	Not required	Not required	Required	Required
Account ownership	Front office	Front office	Front office	Front office
Credit Risk Management	Regular	Regular	Credit Restructuring	Credit Restructuring
Primary manager	Front office	Front office	Credit restructuring	Credit restructuring
Accounting provisioning	Stage 1/2	Stage 2	Stage 2/3	Stage 3
1 More information on the restructuring and non-performing categories can be found in the Credit restructuring section.

Credit quality outstandings (*)
in € million	2022	2021
Performing not past due	799,990	819,410
Business lending performing past due	7,659	8,121
Consumer lending performing past due	780	1,142
Non-performing	11,691	12,021
Total lending and investment	820,120	840,694
Money market	54,039	29,752
Pre-settlement	63,901	43,531
Total	938,061	913,977

Past due obligations (*)
Retail Banking measures its portfolio in terms of payment arrears and determines on a monthly basis if there are any significant changes in the level of arrears. This methodology is applicable to private individuals, as well as business lending. An obligation is considered ‘past due’ if a payment of interest or principal is more than one day late. ING aims to help its customers as soon as they are past due by reminding them of their payment obligations. In its contact with the customers, ING aims to solve the (potential) financial difficulties by offering a range of measures (e.g. payment arrangements, restructuring). If the issues cannot be cured, for example because the customer is unable or unwilling to pay, the contract is sent to the recovery unit. The facility is downgraded to risk rating 20 (non-performing) when the facility or obligor – depending on the level at which the non-performing status is applied - is more than 90 days past due and to risk rating 21 or 22 in case of an exit scenario.
ING has aligned the regulatory concept of non-performing with that of the definition of default. Hence, in WB, obligors are classified as non-performing when a default trigger occurs:
•ING believes the borrower is unlikely to pay. The borrower has evidenced significant financial difficulty, to the extent that it will have a negative impact on the future cash flows of the financial asset. The following events could be seen as indicators of financial difficulty:
•The borrower (or third party) has started insolvency proceedings.
•A group company/co-borrower has NPL status.
•Indication of fraud (affecting the company’s ability to service its debt).
•There is doubt as to the borrower’s ability to generate stable and sufficient cash flows to service its debt.
•Restructuring of debt.
•ING has granted concessions relating to the borrower’s financial difficulty, the effect of which is a reduction in expected future cash flows of the financial asset below current carrying amount.
•The obligor has failed in the payment of principal, interest or fees, the total past due amount is above the materiality threshold and this remains the case for more than 90 consecutive days.
Further, WB has an individual name approach, using early warnings indicators to signal possible future issues in debt service.

Ageing analysis (past due but performing): Consumer lending portfolio by geographic area, outstandings (*)[1,2]
in € million		2022					2021
Region		Past due for 1–30 days	Past due for 31–60 days	Past due for 61–90 days	Past due for >90 days	Total	Past due for 1–30 days	Past due for 31–60 days	Past due for 61–90 days	Past due for >90 days	Total
Europe	Belgium	294	27	18		339	599	53	61		714
	Germany	68	34	13		116	105	27	11		143
	Luxembourg	43	4	2		48	73	3	1	1	78
	Netherlands	36	10	5		50	31	9	3		43
	Poland	59	8	4		71	35	5	3		43
	Spain	13	9	5		27	13	7	5		26
	France	2				2	2				2
	United Kingdom										1
	Rest of Europe	60	15	8		83	52	9	5		66
America		1				1
Australia		29	11	2		42	17	7	1		25
Total		604	119	57		780	927	123	91	1	1,142

1 Based on consumer lending. The amount of past due but performing financial assets in respect of non-lending activities was not significant.
2 The absolute and relative materiality thresholds used for determining a defaulted status do not apply for the purposes of classification as past due. Below these thresholds, arrears of more than 90 days are reported as past due.
The past due but performing outstanding of consumer lending decreased by €362 million. The largest decrease was observed in Belgium (-€375 million), in term loans (-€188 million) and in residential mortgage (-€113 million). A moderate increase was seen in Poland (+€28 million), Rest of Europe (+€17 million) and Australia (+€16 million), with each mainly visible in the 1–30 days past due bucket.

Ageing analysis (past due but performing): Business lending portfolio by geographic area, outstandings (*)[1]
	in € million	2022					2021
	Region	Past due for 1–30 days	Past due for 31–60 days	Past due for 61–90 days	Past due for >90 days	Total	Past due for 1–30 days	Past due for 31–60 days	Past due for 61–90 days	Past due for >90 days	Total
Europe	Belgium	579	49	10		639	1,676	178	8		1,863
	United Kingdom	1,147	77	512		1,736	1,036	108	16		1,159
	Luxembourg	302	1			303	586	270		1	856
	Netherlands	730	30	15		775	553	16	4		574
	Poland	279	35	14		329	94	5	2	1	102
	Spain						95		1		96
	France	83	6			90	36	5			41
	Germany	44	16			60	5		2		7
	Rest of Europe	474	239	1	1	715	571	57	1	1	629
	America	1,901	67	19		1,986	2,076	71			2,146
	Asia	553	48			601	276		25		302
	Australia	359	61	4	2	426	327	17		1	345
	Total	6,452	629	575	4	7,659	7,331	727	60	3	8,121

1 The absolute and relative materiality thresholds used for determining a defaulted status do not apply for the purposes of classification as past due. Below these thresholds, arrears of more than 90 days are reported as past due.
Total past due but performing outstanding of business lending decreased by €462 million. These were mainly contributed by decreased outstanding in the 1-30 days (€879 million) past due bucket, partly offset by increased outstanding in 61–90 days past due bucket (€515 million). The top three areas of decrease in the 1-30 days bucket were Belgium (€1,097 million), Luxembourg (€284 million) and America (€175 million). The top three areas of increase in the 1-30 days bucket were Asia (€277 million), Poland (€185 million) and the Netherlands (€177 million).
Credit restructuring (*)
Global Credit Restructuring (GCR) is the dedicated and independent department that deals with non-performing loans and loans that hold a reasonable probability that ING will end up with a loss, if no specific action is taken. GCR handles accounts or portfolios requiring an active approach, which may include renegotiation of terms and conditions and business or financial restructuring. The loans are managed by GCR or by units in the various regions and business units. ING uses three distinct statuses to categorise the management of clients with (perceived) deteriorating credit risk profiles, i.e. there is increasing doubt as to the performance and the collectability of the client’s contractual obligations:
•Watch list: Usually, a client is first classified as watch list when there are concerns of any potential or material deterioration in credit risk profile that may affect the ability of the client to adhere to its debt service obligations or to refinance its existing loans. Watch List status requires more than usual attention, increased monitoring and quarterly reviews. Some clients with a Watch List status may develop into a Restructuring status or even a Recovery status.
•Restructuring: A client is classified in restructuring when there are concerns about the client’s financial stability, credit worthiness, and/or ability to repay, but where the situation does not require the termination or acceleration of facilities or the liquidation of collateral. ING’s actions aim to maintain the going concern status of the client by:
•restoring the client’s financial stability;
•supporting the client’s turnaround;
•restoring the balance between debt and equity; and
•restructuring the debt to a sustainable situation.
•Recovery: A client is classified as in recovery when ING and/or the client concludes that the client’s financial situation cannot be restored and a decision is made to terminate the (credit) relationship or even to enter into bankruptcy. ING prefers an amicable exit, but will enforce and liquidate the collateral or claim under the guarantees if deemed necessary.
Watch list, restructuring and recovery accounts are reviewed at least quarterly by the front office, GCR and the relevant credit risk management executives.
Forbearance (*)
Forbearance occurs when a client is unable to meet their financial commitments due to financial difficulties they face or are about to face and ING grants concessions towards them. Forborne assets are assets in respect of which forbearance measures have been granted.
Forbearance may enable clients experiencing financial difficulties to continue repaying their debt.
For business clients, ING mainly applies forbearance measures to support clients with fundamentally sound business models that are experiencing temporary difficulties with the aim of maximising the client’s repayment ability and therewith avoiding a default situation or helping the client to return to a performing situation.
For ING retail units, clear criteria has been established to determine whether a client is eligible for the forbearance process. Specific approval mandates are in place to approve the measures, as well as procedures to manage, monitor and report the forbearance activities.
ING reviews the performance of forborne exposures at least quarterly, either on a case-by-case (business) or on a portfolio (retail) basis.
All exposures are eligible for forbearance measures, i.e. both performing (Risk ratings 1-19) and non-performing (risk ratings 20-22) exposures. ING uses specific criteria to move forborne exposures from non-performing to performing or to remove the forbearance statuses that are consistent with the corresponding European Banking Authority (EBA) standards. An exposure is reported as forborne for a minimum of two years. An additional one-year probation period is applied to forborne exposures that move from non-performing back to performing.

Summary Forborne portfolio (*)
in € million	2022				2021
Business line	Outstandings	Of which: performing	Of which: non-performing	% of total portfolio	Outstandings	Of which: performing	Of which: non-performing	% of total portfolio
Wholesale Banking	8,359	5,880	2,478	2.7%	9,798	7,455	2,343	3.1%
Retail Banking	8,080	4,973	3,107	1.6%	10,018	6,339	3,679	2.1%
Total	16,438	10,853	5,585	2.0%	19,816	13,793	6,022	2.5%

Summary Forborne portfolio by forbearance type (*)
in € million	2022				2021
Forbearance type	Outstandings	Of which: performing	Of which: non-performing	% of total portfolio	Outstandings	Of which: performing	Of which: non-performing	% of total portfolio
Loan modification	15,317	10,428	4,889	1.9%	18,311	13,128	5,183	2.3%
Refinancing	1,121	426	695	0.1%	1,505	666	839	0.2%
Total	16,438	10,853	5,585	2.0%	19,816	13,793	6,022	2.5%
As of 31 December 2022, ING’s total forborne assets decreased by €3.4 billion compared to 31 December 2021. WB decreased by €1.4 billion, and Retail Banking decreased by €1.9 billion.
Wholesale Banking (*)
As of December 2022, WB forborne assets amounted to €8.4 billion (2021: €9.8 billion, which represented 2.7% (2021: 3.1%) of the total WB portfolio.

Wholesale Banking: Forborne portfolio by geographical area (*)
	in € million	2022			2021
	Region	Outstandings	Of which: performing	Of which: non-	Outstandings	Of which: performing	Of which: non-
				performing			performing
Europe	Netherlands	720	630	90	1,012	811	201
	Belgium	659	651	8	329	321	8
	Germany	580	466	115	868	658	210
	United Kingdom	1,044	721	323	1,344	913	432
	Italy	205	157	48	286	261	25
	Norway	33	—	33	79	29	50
	Poland	203	189	14	181	160	21
	Rest of Europe	2,176	1,749	427	2,381	2,181	200
	America	1,353	1,032	321	1,900	1,326	574
	Asia	1,107	143	964	685	292	393
	Australia	217	132	85	568	416	152
	Africa	61	10	51	164	88	76
	Total	8,359	5,880	2,478	9,798	7,455	2,343

Wholesale Banking: Forborne portfolio by economic sector (*)
in € million	2022			2021
Industry	Outstandings	Of which: performing	Of which: non-performing	Outstandings	Of which: performing	Of which: non-performing
Natural Resources	1,239	603	636	2,047	1,177	870
Real Estate	2,000	1,917	84	1,665	1,570	95
Transportation & Logistics	1,073	868	205	1,336	1,061	274
Food, Beverages & Personal Care	1,082	543	539	1,202	749	452
Services	697	665	32	793	687	106
Automotive	172	125	46	581	535	46
Utilities	469	255	214	407	271	136
General Industries	255	176	80	366	321	45
Retail	302	227	76	361	304	57
Chemicals, Health & Pharmaceuticals	191	168	23	347	324	22
Builders & Contractors	168	94	74	177	135	41
Other	710	240	469	516	318	197
Total	8,359	5,880	2,478	9,798	7,455	2,343
The main concentration of forborne assets in a single country was in the United Kingdom with 12% (2021: 14%) of the total WB forborne assets and 13% (2021: 18%) of the total non-performing forborne assets.
WB forborne assets decreased by €1.44 billion compared to 2021, of which the performing forborne assets decreased by €1.58 billion. This was visible across all industries (except for Real estate) and locations (except for Belgium and Poland).
WB's forborne assets were mainly concentrated in natural resources, real estate, transportation & logistics and food beverages & personal care. These four economic sectors accounted for 65% of the total WB forborne outstandings. During 2022, an increase in forborne assets was visible in the real estate industry (€0.3 billion), offset by a decrease in natural resources (€-0.8 billion), Automotive (€-0.4 billion), food, beverages & personal care (€-0.1 billion) and Transportation & Logistics (€-0.2 billion).
Retail Banking (*)
As of the end of December 2022, Retail Banking forborne assets totalled €8.1 billion, which represented 1.6% of the total Retail Banking portfolio.

Retail Banking: Forborne portfolio by geographical area (*)
	in € million	2022			2021
	Region	Outstandings	Of which: performing	Of which: non-	Outstandings	Of which: performing	Of which: non-
				performing			performing
Europe	Netherlands	2,832	2,043	789	4,171	3,224	947
	Belgium	2,644	1,331	1,314	3,319	2,035	1,284
	Germany	804	610	194	497	306	191
	Poland	588	309	279	450	152	298
	Turkey	64	31	32	146	97	49
	Italy	131	52	79	129	47	82
	Romania	124	53	71	115	49	66
	Spain	35	15	20	35	11	23
	Rest of Europe	73	48	25	99	68	30
	America	13	12		9	7	2
	Asia	3	1	1	3	1	1
	Australia	768	467	302	1,045	340	705
	Africa	1			1
	Total	8,080	4,973	3,107	10,018	6,339	3,679
The main concentration of forborne assets in a single country was in the Netherlands with 35% (2021: 42%) of total Retail Banking forborne assets and 25% (2021: 26%) of the non-performing forborne assets. Next to that, Belgium had to 33% (2021: 33%) of the total Retail forborne assets.
Non-performing loans (*)
ING’s loan portfolio is under constant review. Loans to obligors that are considered more than 90 days past due and above applicable thresholds are reclassified as non-performing. For business lending portfolios, there generally are reasons for declaring a loan non-performing prior to the obligor being 90 days past due. These reasons include, but are not limited to, ING’s assessment of the customer’s perceived inability to meet its financial obligations, or the customer filing for bankruptcy or bankruptcy protection.
The table below represents the breakdown by industry of credit risk outstandings that have been classified as non-performing.

Non-performing Loans: outstandings by economic sector and business lines (*)[1]
in € million	Wholesale Banking		Retail Benelux		Retail Challengers & Growth Markets		Corporate Line		Total
Industry	2022	2021	2022	2021	2022	2021	2022	2021	2022	2021
Private Individuals			2,174	2,424	1,954	2,445	-	-	4,129	4,869
Natural Resources	1,369	1,325	34	46	17	27	-	-	1,421	1,398
Food, Beverages & Personal Care	672	681	438	428	122	130	-	-	1,233	1,239
Transportation & Logistics	367	575	165	180	51	52	-	-	583	807
Services	119	224	448	499	61	63	-	-	628	786
Real Estate	172	132	486	495	54	59	-	-	712	686
General Industries	114	66	268	272	100	123	-	-	482	461
Builders & Contractors	139	93	244	224	110	112	-	-	493	429
Retail	98	140	107	103	39	47	-	-	244	290
Utilities	387	199	7	10	7	11	-	-	401	221
Chemicals, Health & Pharmaceuticals	175	65	115	70	20	22			310	158
Telecom	288	28	12	1	3	3			303	31
Other	440	305	260	282	52	58	-	-	753	646
Total	4,340	3,833	4,759	5,035	2,592	3,153	-		11,691	12,021
1 Based on Lending and Investment outstandings.

Non-performing Loans: outstandings by economic sectors and geographical area (*)
in € million	Region													Total
Industry	Netherlands	Belgium	Germany	Poland	Spain	United Kingdom	France	Luxembourg	Rest of Europe	America	Asia	Australia	Africa	2022
Private Individuals	574	1,538	739	185	194	4	11	36	470	3	4	370	1	4,129
Natural Resources	57	33		14				53	432	77	649	85	21	1,421
Food, Beverages & Personal Care	310	179	24	109		173	7		228	77	126			1,233
Transportation & Logistics	232	58	1	36	47	20		2	154	24	7	1		583
Services	136	375	2	43	5		3	2	21	40				628
Real Estate	89	376		54		84	25	19	7	47		11		712
General Industries	127	142	17	78			31	2	26	58				482
Builders & Contractors	65	187	2	86				20	101	32				493
Retail	31	85	38	26			18	1	13	22	7	2		244
Utilities	6	6	26	23					17	194	129			401
Chemicals, Health & Pharmaceuticals	51	100	2	15		14	100		28					310
Telecom	24	1		3						5	270			303
Other	40	232	48	38		50		10	79	75	130		51	753
Total	1,742	3,312	899	710	246	344	196	145	1,578	654	1,324	470	72	11,691

Non-performing Loans: outstandings by economic sectors and geographical area (*)
in € million	Region													Total
Industry	Netherlands	Belgium	Germany	Poland	Spain	United Kingdom	France	Luxembourg	Rest of Europe	America	Asia	Australia	Africa	2021
Private Individuals	776	1,578	721	206	232	8	16	35	497	3	4	791	1	4,869
Natural Resources	67	44		20		27			116	577	421	90	37	1,398
Food, Beverages & Personal Care	299	176	25	111		226	7	2	37	228	128	1		1,239
Transportation & Logistics	385	55	1	35	47	20		3	165	29	49	17		807
Services	199	385		45	5	66		4	22	52	6	1		786
Real Estate	167	303		61		88	21	21	9			16		686
General Industries	110	173	18	91			4	3	34	27				461
Builders & Contractors	43	188	4	83				2	58	50				429
Retail	40	70	34	30			56	1	21	21	14	2		290
Utilities	8	9	71	26					28	30		48		221
Chemicals, Health & Pharmaceuticals	63	48	2	16					29					158
Telecom	13	1		2		10			1	5				31
Other	42	226	129	41		2	14	15	38	37	34	1	67	646
Total	2,212	3,255	1,005	768	284	447	119	87	1,056	1,060	656	966	105	12,021
In December 2022, the NPL portfolio decreased to €11.7 billion, (Dec 21: €12.0 billion). The decrease was driven by Challengers and Growth (-€561 million) and Market Leaders(-€276 million), while Wholesale Banking (+€494 million) increased. The decrease in Challengers & Growth Markets and Market Leaders was mainly witnessed in Private individuals, and was offset by an increase in Wholesale Banking mainly witnessed in Telecom and Utilities industries. The top three countries by NPL outstanding remained Belgium, the Netherlands and Germany. Together they accounted for 50.9% (€5.9 billion) of NPL outstanding (Dec 21: 53.8% (€6.5 billion).
Loan loss provisioning (*)
ING recognises loss allowances based on the expected credit loss (ECL) model of IFRS 9, which is designed to be forward-looking. The IFRS 9 impairment requirements are applicable to on-balance sheet financial assets measured at amortised cost or fair value through other comprehensive income (FVOCI), such as loans, debt securities and lease receivables, as well as off-balance sheet items such as undrawn loan commitments, and certain financial guarantees issued.
ING distinguishes between two types of calculation methods for credit loss allowances:
•Collective 12-month ECL (Stage 1) and collective Lifetime ECL (Stage 2) for portfolios of financial instruments, as well as Lifetime ECL for credit impaired exposures (Stage 3) below €1 million.
•Individual Lifetime ECL for credit-impaired (Stage 3) financial instruments with exposures above €1 million.
IFRS 9 models (*)
ING's IFRS 9 models leverage on the internal rating-based (IRB) models (PD, LGD, EAD), which include certain required conservatism. To include IFRS 9 requirements, such regulatory conservatism is removed from the ECL parameters (PD, LGD and EAD). The IFRS 9 models apply two other types of adjustments to the IRB ECL parameters: (1) to the economic outlook and (2) for Stage 2 and Stage 3 assets only, to the lifetime horizon. The IFRS 9 model parameters are estimated based on statistical techniques and supported by expert judgement.
ING has aligned the definition of default for regulatory purposes with the definition of ‘credit-impaired’ financial assets under IFRS 9 (Stage 3). ING has also aligned its definition of default between IFRS9 and the regulatory technical standards (RTS) and EBA guidelines. More information can be found in section 1.7.8 of the Consolidated financial statements.

Climate and environmental risks in IFRS 9 models (*)
ING is evolving in its credit risk management framework to further develop a better understanding of emerging climate and environmental risks. Banks, including ING, are in the process of collecting and analysing empirical historical data and moving towards embedding these emerging risks into their credit risk management processes and eventually into their IFRS 9 ECL models.
In 2022, ING continued to enhance the tools used to identify and assess climate and environmental (C&E) risks in our portfolio. We created C&E risk sector heatmaps for both WB and Retail Banking that facilitated the identification of exposure to C&E risks by means of scores assigned to transition and physical risk drivers. They also enabled us to understand the magnitude of the C&E risk impact on a sectoral level and pinpointed sectors with highest C&E risk exposure. In the past two years, we have improved our understanding of the physical risk impact of climate events on our mortgage portfolio.
The integration of quantified inputs from the heatmaps into risk modelling has not yet been implemented for a number of reasons including a lack of data to assess C&E risks at a client level. Refer to the section 'Environmental, social and governance risk' for further details on the heatmaps and the related challenges.
At this point in time it is not possible to incorporate climate risk separately into IFRS 9 ECL models given the lack of sufficient empirical historical data and the above-mentioned limitations in the risk assessments on client level. Where climate and environmental factors have impacted the economy in the recent past or present, these impacts are however currently implicitly embedded in ING's IFRS9 ECL models through the projected macroeconomic indicators (e.g. GDP growth and unemployment rates). We note that our ECL models are primarily sensitive to the short-term economic outlook as we use a three-year time horizon for macroeconomic outlook, after which a mean reversion approach is applied.
With regard to our evaluation of climate-related matters, where such events have already occurred (e.g. floods), the impact of such events are individually assessed in the calculation of Stage 3 Individual provisions or management adjustments to ECL models. For example, we consider whether affected assets have suffered from a significant increase in credit risk (or are credit impaired) and whether the ECL is appropriate. As of 31 December 2022, reported ECL includes a management adjustment of €10 million to address the increased credit risk in ING’s livestock farming portfolio resulting from nitrogen reduction targets introduced by the Dutch Government. Refer to the section 'Management overlays' for further details.

Reconciliation gross carrying amount (IFRS 9 eligible) and statement of financial position
in € million	2022							2021
	Gross Carrying Amount	Allowances for credit losses	Cash and on-demand bank positions	Reverse Repurchase transactions	Cash collateral	Other	Statement of financial position	Gross Carrying Amount	Allowances for credit losses	Cash and on-demand bank positions	Reverse Repurchase transactions	Cash collateral	Other	Statement of financial position
Amounts held at Central Banks	88,349	-12	-1,170			448	87,614	104,875	-6	1,650			1	106,520
Loans and Advances to Banks	8,796	-37	2,851	19,395	3,679	420	35,104	15,213	-22	1,675	3,403	3,287	36	23,592
Financial Instruments FVOCI Loans	640	-1				4	643	837	-1				3	838
Financial Instruments FVOCI Debt securities	28,752	-21				364	29,095	27,201	-12				150	27,340
Securities at Amortised Cost	48,372	-17				-195	48,160	47,358	-19				980	48,319
Loans and Advances to customers	642,678	-5,984		1,306	4,176	2,717	644,893	622,327	-5,274		1,487	3,178	3,404	625,122
Total on-balance (IFRS 9 eligible)	817,587	-6,072	1,681	20,701	7,855	3,758	845,509	817,812	-5,334	3,325	4,890	6,466	4,574	831,731
Guarantees and irrevocable facilities (IFRS 9 eligible)	150,068	-29						134,122	-34
Total Gross Carrying Amount (IFRS 9 eligible)	967,655	-6,101						951,934	-5,368

This table presents the reconciliation between the statement of financial position and the gross carrying amounts used for calculating the expected credit losses. No expected credit loss is calculated for cash, on-demand bank positions, reverse repurchase transactions, cash collateral received in respect of derivatives and other. Therefore these amounts are not included in the total gross carrying amount (IFRS 9 eligible). Other includes value adjustments on hedged items, deferred acquisition costs on residential mortgages and a receivable which is offset against a liquidity facility.
Portfolio quality (*)
The table below describes the portfolio composition over the different IFRS 9 stages and rating classes. The Stage 1 portfolio represents 91.5% (2021: 93.5%) of the total gross carrying amounts, mainly composed of investment grade, while Stage 2 makes up 7.3% (2021: 5.2%) and Stage 3 makes up 1.2% (2021: 1.3%) of the total gross carrying amounts, respectively.

Gross carrying amount per IFRS 9 stage and rating class (*)1,2,3
in € million		12-month ECL (Stage 1)		Lifetime ECL not credit impaired (Stage 2)		Lifetime ECL credit impaired (Stage 3)		Total
2022
Rating class		Gross Carrying Amount	Provisions	Gross Carrying Amount	Provisions	Gross Carrying Amount	Provisions	Gross Carrying Amount	Provisions
Investment grade	1 (AAA)	100,885	2	284				101,169	2
	2-4 (AA)	98,181	5	2,493	1			100,675	6
	5-7 (A)	177,617	23	4,596	4			182,214	27
	8-10 (BBB)	321,308	98	14,714	29			336,023	127
Non-Investment grade	11-13 (BB)	155,910	277	17,365	91			173,275	368
	14-16 (B)	23,649	168	19,386	471			43,035	639
	17 (CCC)	7,671	8	4,572	194			12,244	202
Substandard grade	18 (CC)			5,198	595			5,198	595
	19 (C)			2,116	293			2,116	293
Non-performing loans	20-22 (D)					11,708	3,841	11,708	3,841
Total		885,222	581	70,725	1,679	11,708	3,841	967,655	6,101
1 Compared to the credit risk portfolio, the differences are mainly undrawn committed amounts (€150.1 billion) and other positions (€4.4 billion) not included in Credit outstandings and non-IFRS 9 eligible assets (€116.1 billion, mainly guarantees, letters of credit and pre-settlement exposures) included in Credit outstandings.

2 For a reference to the Notes in the consolidated financial statements, we refer to the table ‘Reconciliation between credit risk categories and financial position’.
3 IAS 37 provisions are established for non-credit replacement guarantees not in the scope of IFRS 9. Total IAS 37 provisions (€109 million) are excluded.

Gross carrying amount per IFRS 9 stage and rating class (*)[1,2,3]
in € million		12-month ECL (Stage 1)		Lifetime ECL not credit impaired (Stage 2)		Lifetime ECL credit impaired (Stage 3)		Total
2021
Rating class		Gross Carrying Amount	Provisions	Gross Carrying Amount	Provisions	Gross Carrying Amount	Provisions	Gross Carrying Amount	Provisions
Investment grade	1 (AAA)	107,788	3					107,788	3
	2-4 (AA)	106,673	5	197				106,870	5
	5-7 (A)	152,167	17	1,000	1			153,167	17
	8-10 (BBB)	328,301	73	7,232	14			335,533	87
Non-Investment grade	11-13 (BB)	163,228	208	14,679	86			177,908	294
	14-16 (B)	26,852	185	17,931	404			44,783	589
	17 (CCC)	5,377	10	4,354	198			9,730	207
Substandard grade	18 (CC)			2,314	173			2,314	173
	19 (C)			1,769	142			1,769	142
Non-performing loans	20-22 (D)					12,072	3,851	12,072	3,851
Total		890,386	501	49,476	1,016	12,072	3,851	951,934	5,368
1 Compared to the credit risk portfolio, the differences are mainly undrawn committed amounts (€133.3 billion) not included in Credit outstandings and non-IFRS 9 eligible assets (€95.1 billion, mainly guarantees, letters of credit and pre-settlement exposures) included in Credit outstandings.

2 For a reference to the Notes in the consolidated financial statements, we refer to the table ‘Reconciliation between credit risk categories and financial position’.
3 IAS 37 provisions are established for non-credit replacement guarantees not in the scope of IFRS 9. Total IAS 37 provisions (€114.4 million) are excluded.
Changes in gross carrying amounts and loan loss provisions (*)
The table below provides a reconciliation by stage of the gross carrying amount and allowances for loans and advances to banks and customers, including loan commitments and financial guarantees. The transfers of financial instruments represent the impact of stage transfers upon the gross carrying/nominal amount and associated allowance for ECL. This includes the net-remeasurement of ECL arising from stage transfers, for example, moving from a 12-month (Stage 1) to a lifetime (Stage 2) ECL measurement basis.
The net-remeasurement line represents the changes in provisions for facilities that remain in the same stage.
Please note the following comments with respect to the movements observed in the table below:
•Stage 3 gross carrying amount decreased by €0.4 billion from €12.1 billion as of 31 December 2021 to €11.7 billion as of 31 December 2022, mainly as a result of write-offs and generally low inflow into NPL
(credit impaired) in 2022. Stage 3 provisions remained however flat at €3.8 billion,reflecting worsened macroeconomic outlook.
•Stage 2 gross carrying amount increased by €21.2 billion from €49.5 billion as of 31 December 2021 to €70.7 billion. This is mainly caused by the significant lifetime PD trigger (€14.8 billion) driven by downgrades of the Russian portfolio and economic turmoil. Furthermore, the implementation of a stricter PD backstop methodology has driven the increase in Stage 2 gross carrying amounts,(€11.4 billion, mainly investment grade exposures). Other Stage 2 triggers such as the 30 Days past due and watchlist triggers(€1.2 billion and €1.1 billion respectively), were more than offset by the forbearance trigger (€-6.4 billion). For the latter, a two-year probation period is required before a client can move back to Stage 1 and the decrease relates to the fact that the start of the Covid-19 pandemic is now more than two years ago.
•Stage 2 provisions increased by €0.7 billion to €1.7 billion as of 31 December 2022, largely driven by the migration of the Russian portfolio to Stage 2 and worsened macro-economic outlook. The implementation of the threefold increase in lifetime PD backstop trigger had limited impact on provisions as it mainly impacts investment grade exposures.
•In 2022, the largest increases in Stage 2 by sector were in Non-bank financial institutions, Real estate, Chemicals health & pharmaceuticals and Lower public administration of €3.5 billion, €2.8 billion, €2.5 billion and €2.1 billion respectively The increase in Stage 2 for non-bank financial institutions mainly resulted from the implementation of the threefold increase in lifetime PD backstop trigger, that mainly impacts investment grade exposures. Other drivers were downgrades in the Russian portfolio and economic turmoil. The largest decreases were in Automotive and Transportation & logistics with €0.9 billion and €0.6 billion releases respectively. The largest Stage 2 outstandings per economic sector as of 31 December 2022 are Real estate, Services, Natural resources and Non-bank financial institutions representing 10%, 7%, 7% and 7% of the total Stage 2 gross carrying amounts respectively.
Additional information on macroeconomic scenarios is included in the section ‘Macroeconomic scenarios and sensitivity analysis of key sources of estimation uncertainty’.

Changes in gross carrying amounts and loan loss provisions (*)[1,2]
in € million	12-month ECL (Stage 1)		Lifetime ECL not credit impaired (Stage 2)		Lifetime ECL credit impaired (Stage 3)		Total
2022	Gross carrying amount	Provisions	Gross carrying amount	Provisions	Gross carrying amount	Provisions	Gross carrying amount	Provisions
Opening balance	890,386	501	49,476	1,016	12,072	3,851	951,934	5,368
Transfer into 12-month ECL (Stage 1)	8,513	21	-8,105	-142	-408	-47		-168
Transfer into lifetime ECL not credit impaired (Stage 2)	-42,439	-76	43,222	730	-784	-90		564
Transfer into lifetime ECL credit impaired (Stage 3)	-3,524	-8	-1,216	-82	4,740	1,234		1,144
Net remeasurement of loan loss provisions		8		223		199		430
New financial assets originated or purchased	248,443	228					248,443	228
Financial assets that have been derecognised	-138,250	-70	-11,312	-94	-2,805	-215	-152,366	-379
Net drawdowns and repayments	-77,907		-1,340		21		-79,226
Changes in models/risk parameters		-8		13		25		30
Increase in loan loss provisions		95		648		1,106		1,849
Write-offs				-1	-1,129	-1,129	-1,129	-1,130
Recoveries of amounts previously written off						71		71
Foreign exchange and other movements		-15		16		-58		-57
Closing balance	885,222	581	70,725	1,679	11,708	3,841	967,655	6,101
1Stage 3 Lifetime credit impaired provision includes €7 million on Purchased or Originated Credit Impaired.
2 The addition to the loan provision (in the consolidated statement of profit or loss) amounts to € 1,861 million of which € 1,850 million related to IFRS-9 eligible financial assets, € -3 million related to non-credit replacement guarantees and € 14 million to modification gains and losses on restructured financial assets.

Changes in gross carrying amounts and loan loss provisions (*)[1,2]
in € million	12-month ECL (Stage 1)		Lifetime ECL not credit impaired (Stage 2)		Lifetime ECL credit impaired (Stage 3)[1]		Total
2021	Gross carrying amount	Provisions	Gross carrying amount	Provisions	Gross carrying amount	Provisions	Gross carrying amount	Provisions
Opening balance	844,231	581	59,313	1,476	13,398	3,797	916,942	5,854
Transfer into 12-month ECL (Stage 1)	15,157	20	-14,322	-279	-835	-54		-313
Transfer into lifetime ECL not credit impaired (Stage 2)	-19,737	-32	20,537	206	-800	-75		100
Transfer into lifetime ECL credit impaired (Stage 3)	-2,166	-13	-1,589	-96	3,755	820		712
Net remeasurement of loan loss provisions		-130		-228		404		46
New financial assets originated or purchased	208,501	149					208,501	149
Financial assets that have been derecognised	-125,819	-73	-11,935	-104	-1,898	-237	-139,652	-414
Net drawdowns and repayments	-29,781		-2,527		-694		-33,002
Changes in models/risk parameters		12		41		130		184
Increase in loan loss provisions		-67		-460		989		462
Write-offs					-854	-854	-854	-854
Recoveries of amounts previously written off						45		45
Foreign exchange and other movements		-13		1		-125		-138
Closing balance	890,386	501	49,476	1,016	12,072	3,851	951,934	5,368
1Stage 3 Lifetime credit impaired provision includes €4 million on Purchased or Originated Credit Impaired.
2 The addition to the loan provision (in the consolidated statement of profit or loss) amounts to € 516 million of which € 462 million related to IFRS-9 eligible financial assets, € 43 million related to non-credit replacement guarantees and € 11 million to modification gains and losses on restructured financial assets.

Exposure per stage, coverage ratio and stage ratio’s2
in € million	2022				2021
Balance sheet	Gross Carrying Amount	Allowances for credit losses	Coverage ratio	Stage Ratio	Gross Carrying Amount	Allowances for credit losses	Coverage ratio	Stage Ratio
Loans and advances to banks (including central banks)	97,146	49	0.1%		120,089	28
Stage 1	95,788	9	%	99%	119,896	24		100%
Stage 2	1,339	20	1.5%	1%	193	4	2.0%
Stage 3	20	20	100.0%

Loans and advances to customers	643,317	5,984	0.9%		622,327	5,274	0.8%
of which: Residential mortgages	326,928	677	0.2%		310,068	513	0.2%
Stage 1	312,165	75		96%	297,915	37		96%
Stage 2	11,877	176	1.5%	4%	8,777	128	1.5%	3%
Stage 3	2,886	426	14.8%	1%	3,376	348	10.3%	1%
Of which: Consumer Lending (excl. Residential mortgages)	26,348	990	3.8%		32,423	1,409	4.3%
Stage 1	23,101	184	0.8%	88%	28,554	217	0.8%	88%
Stage 2	2,145	223	10.4%	8%	2,654	367	13.8%	8%
Stage 3	1,102	583	52.9%	4%	1,215	825	67.9%	4%
Of which: Loans to public authorities	17,272	17	0.1%		14,333	12	0.1%
Stage 1	15,977	4		93%	13,906	2		97%
Stage 2	1,120	7	0.6%	7%	344	5	1.5%	2%
Stage 3	175	6	3.4%	1%	84	4	5.1%	1%
Of which: Corporate lending	272,769	4,300	1.6%	%	265,503	3,340	1.3%
Stage 1	227,167	279	0.1%	83%	230,133	185	0.1%	87%
Stage 2	38,497	1,225	3.2%	14%	28,568	505	1.8%	11%
Stage 3	7,105	2,795	39.3%	3%	6,801	2,649	39.0%	3%

Other IFRS 9 Eligible financial instruments[1]	227,192	67			209,518	66
Stage 1	211,025	29		93%	199,982	35		95%
Stage 2	15,746	27	0.2%	7%	8,941	6	0.1%	4%
Stage 3	421	11	2.7%	%	596	24	4.1%

Total Gross Carrying Amount (IFRS 9 eligible)	967,655	6,101	0.6%		951,934	5,368	0.6%
1Includes Off balance sheet IFRS 9 eligible guarantees and irrevocable facilities
2The exposure classification to residential mortgages, consumer lending and corporate lending is aligned to the regulatory definition

Modification of financial assets (*)
The table below provides the following information:
•Financial assets that were modified during the year (i.e. qualified as forborne) while they had a loss allowance measured at an amount equal to lifetime ECL.
•Financial assets that were reclassified to stage 1 during the period.

Financial assets modified (*)
in € million	2022	2021
Financial assets modified during the period
Amortised cost before modification	1,304	2,595
Net modification results	-124	-47

Financial assets modified since initial recognition
Gross carrying amount at 31 December of financial assets for which loss allowance has changed to 12-month measurement during the period	2,382	448
Macroeconomic scenarios and sensitivity analysis of key sources of estimation uncertainty (*)
Methodology (*)
Our methodology in relation to the adoption and generation of macroeconomic scenarios is described in this section. We continue to follow this methodology in generating our probability-weighted ECL, with consideration of alternative scenarios and management adjustments supplementing this ECL where, in management's opinion, the consensus forecast does not fully capture the extent of recent credit or economic events. The macroeconomic scenarios are applicable to the whole ING portfolio in the scope of IFRS 9 ECLs.
The IFRS 9 standard, with its inherent complexities and potential impact on the carrying amounts of our assets and liabilities, represents a key source of estimation uncertainty. In particular, ING’s reportable ECL numbers are sensitive to the forward-looking macroeconomic forecasts used as model inputs, the probability-weights applied to each of the three scenarios, and the criteria for identifying a significant increase in credit risk. As such, these crucial components require consultation and management judgement, and are subject to extensive governance.

Baseline scenario (*)
As a baseline for IFRS 9, ING has adopted a market-neutral view combining consensus forecasts for economic variables (GDP, unemployment) with market forwards (for interest rates, exchange rates and oil prices). The Oxford Economics’ Global Economic Model (OEGEM) is used to complement the consensus with consistent projections for variables for which there are no consensus estimates available (most notably house prices and – for some countries - unemployment), to generate alternative scenarios, to convert annual consensus information to a quarterly frequency and to ensure general consistency of the scenarios. As the baseline scenario is consistent with the consensus view it can be considered as free from any bias.
The relevance and selection of macroeconomic variables is defined by the ECL models under credit risk model governance. The scenarios are reviewed and challenged by two panels of ING experts. The first panel consists of economic experts from Global Markets Research and risk and modelling specialists, while the second panel consists of relevant senior managers.
Alternative scenarios and probability weights (*)
Two alternative scenarios are taken into account: an upside and a downside scenario. The alternative scenarios have statistical characteristics as they are based on the forecast deviations of the OEGEM.
To understand the baseline level of uncertainty around any forecast, Oxford Economics keeps track of all its deviations (so called forecast errors) of the past 20 years. The distribution of forecast errors for GDP, unemployment, house prices and share prices is applied to the baseline forecast creating a broad range of alternative outcomes. In addition, to understand the balance of risks facing the economy in an unbiased way, Oxford Economics runs a survey with respondents from around the world and across a broad range of industries. In this survey respondents put forward their views of key risks. Following the survey results, the distribution of forecast errors (that is being used for determining the scenarios) may be skewed.
For the downside scenario, ING has chosen for the 90th percentile of that distribution because this corresponds with the way risk management earnings-at-risk is defined within the Group. The upside scenario is represented by the 10th percentile of the distribution. The applicable percentiles of the distribution imply a 20% probability for each alternative scenario. Consequently, the baseline scenario has a 60% probability weighting. Please note that, given their technical nature, the downside and upside scenarios are not based on an explicit specific narrative.
Macroeconomic scenarios applied (*)
The loan loss provisions are based on the December 2022 consensus forecasts.
Baseline assumptions (*)
The general picture that the consensus conveys is that global economic growth is being challenged by persistent inflationary pressures which are being met by central banks lifting interest rates. The consensus expects recession to occur in many European countries in 2022-2023, while the US economy is anticipated to stagnate. Economic growth is expected to resume in the years thereafter as inflation normalises and monetary conditions become less tight. In economies that have experienced a notable surge in house prices during the pandemic and its aftermath, affordability pressures amid the higher interest rate environment are expected to lead to a moderation of growth or price declines in the near to medium-term.
The December 2022 consensus expects global output (as measured by the weighted average GDP growth rate of ING's 25 main markets) to slow further from 6.0%in 2021, to 2.5% in 2022 and 1.3% in 2023. For 2024-2025, economic growth is expected to pick up again to 2.4%.
The US economy is expected to stagnate in 2023 as high inflation, rising interest rates, supply chain difficulties, softer labour market dynamics, and global headwinds weaken demand. Consumer spending growth is under downward pressure as slower employment gains curb income growth and pandemic-related savings have diminished. With the headwinds seen fading slowly, the US economy is expected to gather strength again in 2024. The consensus expects the growth rate of the US economy to fall from 1.9% in 2022 to 0.2% in 2023 and to recover to on average 1.7% in 2024-2025.
Eurozone economies are dealing with the consequences of the ongoing war in Ukraine, broadening inflationary pressures and a general deterioration of sentiment across industries and consumers.
The ECB has shifted to a hawkish tilt but government fiscal support targeting higher energy prices is softening the economic pain in many countries. Overall, the eurozone economy is forecasted to stagnate in 2023, but Germany – as well as some other countries – faces recession reflecting its large exposure to gas supply cuts, relatively large manufacturing sector and exposure to a slower growing Chinese economy.
Elsewhere in Europe, the outlook is equally bleak. In Poland, economic fallout from the war in Ukraine and the related energy price shock point to a significant economic slowdown from 5.0% in 2022 to 1.0% in 2023. However, the scope for a rise in unemployment is seen to be limited as the Polish labour market remains tight, partially due to population ageing. As in the eurozone, the central bank is tightening monetary policy, but fiscal policy remains expansive. The consensus expectation for Turkey is also for economic growth to ease as the economic slowdown in Europe weighs on external demand and high inflation persists. The consensus sees economic growth in Turkey slowing from 5.2% in 2022, to on average 2.4% in 2023-2024 and increasing again to 3.0% in 2025.
After a weak growth rate of 3.1% in 2022, economic growth in China is expected to pick-up to on average 4.7% in 2023-2025. The drag exerted by the authorities’ Covid-19 policies is assumed to moderate, while state investment will support demand. However, the real estate downturn continues to weigh on the outlook.
The global economic slowdown, together with tighter monetary policy and high inflation is weighing on economic growth in Australia. After growing by 3.8% in 2022, the outlook sees a growth rate of 1.8% for 2023-2024 and some pick-up to 2.6% for 2025. However, despite the economic slowdown, conditions in the labour market are expected to remain tight.
When compared to the December 2021 consensus forecast, used for the 2021 Annual Report, the December 2022 forecast assumes much weaker economic circumstances. Global GDP was expected to increase by 2.5% in 2022 (compared to 4.1% assumed before) and 1.3% in 2023 (3.1% assumed before). The downgrade reflects the economic impacts of the war in Ukraine and tighter monetary conditions.
Alternative scenarios and risks (*)
Because of the possible consequences of the war in Ukraine, uncertainty surrounding the forecasts is higher than usual. This relates in particular to uncertainty about European energy supplies and worries about more persistent high inflation. To take the general increase of uncertainty surrounding the forecasts into account, the dispersion of the alternative scenarios has been set again at the widened level used for year-end 2021 provisioning (the half-widened dispersion). As a result, the near-term dispersion of the forward-looking distributions (from which the alternative scenarios are derived) is larger than in normal times. Meanwhile, at the end of the scenario horizon the dispersion has remained unchanged and hence is comparable to scenarios generated prior to the war in Ukraine.
The baseline scenario assumes a significant easing of inflation in 2023 and relatively resilient labour markets. However, a longer period of weakness, due to stickier inflation and more aggressive monetary policy tightening that triggers a more notable softening of the labour market and greater falls in financial asset and property prices, could lead to a more protracted and deeper economic slowdown. As such, the balance of risks to the baseline outlook is negative and the alternative scenarios have a downward skew in line with the outcomes of Oxford Economics’ Global Risk Survey. The downward skew is less negative compared to what has been applied for year-end 2021 at which time – set against a higher baseline – apart from higher inflation, worries about supply chain disruptions and further corona virus waves were being seen as top near-term downside risks.
The downside scenario – though technical in nature – sees for most countries a fast deceleration of economic growth followed by a recession. Unemployment increases strongly in this scenario and house prices in most countries show outright falls. The downside scenario captures a possible escalation of the war in Ukraine and a more pronounced and prolonged surge in inflation.
The upside scenario – while equally technical in nature – reflects the possibility of a better economic outturn if the war in Ukraine ended quickly, fuelling a rebound in consumer spending. The recovery is further supported by looser monetary policy as weaker inflation prompts central banks to hold back tightening.
Management adjustments applied this year (*)
In times of volatility and uncertainty where portfolio quality and the economic environment are changing rapidly, models alone may not be able to accurately predict losses. In these cases, management adjustments can be applied to appropriately reflect ECL. Management adjustments can also be applied where the impact of the updated macroeconomic scenarios is over- or under-estimated by the IFRS 9 models.
ING has internal governance frameworks and controls in place to assess the appropriateness of all management adjustments.

Management adjustments to ECL models (*)
in € million	2022	2021
Economic sector based adjustments	71	341
Second order impact adjustments	334
Payment holiday adjustments		32
Mortgage portfolio adjustments	105	124
Other post model adjustments[1]	-57	121
Total management adjustments	453	618
¹ Prior period figure has been updated to conform to current year presentation.
December 2021 management adjustments included an economic sector-based management adjustment of €341 million because of delays in defaults occurring in the Covid-19-related crisis, mainly as a result of government support programmes. In determining the sector-based management adjustment, a heatmap approach was used to adjust the probability of default for sectors where businesses are significantly impacted by the pandemic. In 2022, as it became clearer the Covid-19 pandemic had less impact than expected on the number of defaults, the economic sector-based management adjustment has been largely released and while at the same time management adjustments for the second order impact of the war in Ukraine were introduced (see below). Of the remaining economic sector based adjustments of €71 million as of 31 December 2022, €61 million relates to Business Banking clients that have benefited from Covid-19 related government support programmes in the Netherlands such as deferral of tax payments that ended in the second half of 2022, and €10 million relates to an overlay for livestock farming sector in the Netherlands. In the Netherlands, nitrogen reduction targets affect the livestock farming sector mainly because of endorsed closing activities nearby Natura 2000 areas and because of expected transition to other business models in the sector. As these specific risks are not incorporated in the model ECL, an overlay was recognised.
ING has performed an assessment for both WB and Retail Banking on the impact of the war in Ukraine, the increase in energy prices and other second order macroeconomic developments such as an increase in inflation and rising interest rates. This resulted in a second order impact overlay of €334 million in total as of 31 December 2022, of which €164 million relates to Retail Banking segments and €170 million to the Wholesale Banking segment.
As the credit risk models assume that these second order effects materialise via other risk drivers such as GDP and unemployment rates with a delay, an overlay approach was determined to timely estimate the Expected Credit Losses related to reduced repayment capacity and affordability for private individuals and business clients in the Retail Banking segment. The €164 million includes an overlay of €22 million for clients participating in the payment holiday scheme in Belgium that was introduced in 2022 to support customers impacted by the inflation and high energy prices.
In WB, it was assessed that the economic effects of Covid-19 was not the highest risk anymore and that other risks have emerged – mainly high energy prices, high interest rates and inflation, supply chain issues and staffing shortages. A heatmap approach was used to adjust the probability of default for clients that are expected to be significantly impacted by these emerged risks.
Given Covid-19-related payment holiday programmes have generally expired, this management adjustment has been fully released in 2022.
Model based ECL of mortgage portfolios has decreased over the past years and until the third quarter of 2022, driven by significant increase of house prices in various countries. Management adjustments of €105 million in total, mainly in Stage 2 and 3, have been recognised by ING in the Netherlands, Belgium, Germany and Australia to maintain an appropriate level of ECL and reflecting a potential impact of market uncertainty on the recovery value of residential real estate (impacted by higher inflation and interest rates). The management adjustment for the Netherlands and part of the Belgian mortgage portfolio was determined by developing three alternative macroeconomic forecast scenarios, in addition to the consensus base, up- and down-scenarios, that reflect a correction in the house prices in the next three years bringing it back in line with the historical growth rate. For other countries, management adjustments were determined by calculating the impact of lower house prices on LTVs and LGDs.
Other post model adjustments mainly relate to the impact of model redevelopment or recalibration and periodic model assessment procedures that have not been incorporated in the ECL models yet. These result from both regular model maintenance and ING’s multiyear programme to update ECL models for the new definition of default. These adjustments will be removed once updates to the specific models have been implemented.
Analysis on sensitivity (*)
The table below presents the analysis on the sensitivity of key forward-looking macroeconomic inputs used in the ECL collective-assessment modelling process and the probability-weights applied to each of the three scenarios. The countries included in the analysis are the most significant geographic regions, in terms of both gross contribution to reportable ECL, and sensitivity of ECL to forward-looking macroeconomics. Accordingly, ING considers these portfolios to present the most significant risk of resulting in a material adjustment to the carrying amount of financial assets within the next financial year. ING also observes that, in general, the WB business is more sensitive to the impact of forward-looking macroeconomic scenarios.
The purpose of the sensitivity analysis is to enable the reader to understand the extent of the impact from the upside and downside scenario on model-based reportable ECL.
In the table below the real GDP is presented in percentage year-on-year change, the unemployment in percentage of total labour force and the house price index (HPI) in percentage year-on-year change.

Sensitivity analysis as at December 2022 (*)
		2023	2024	2025	Un-weighted ECL (€ mln)	Probability-weighting	Reportable ECL (€ mln)1
Netherlands Upside scenario	Real GDP	2.2	2.3	2.9	274	20%	381
	Unemployment	4.0	3.9	3.8
	HPI	13.0	11.8	2.5
Baseline Scenario	Real GDP	0.2	1.4	1.8	349	60%
	Unemployment	4.5	4.8	4.9
	HPI	3.7	3.7	2.4
Downside scenario	Real GDP	-4.2	0.7	0.9	583	20%
	Unemployment	6.4	7.8	8.7
	HPI	-8.0	-6.5	2.2
Germany Upside scenario	Real GDP	1.7	2.3	1.8	606	20%	745
	Unemployment	2.6	2.2	1.8
	HPI	0.6	3.9	6.2
Baseline Scenario	Real GDP	-0.7	1.4	1.5	726	60%
	Unemployment	3.2	3.1	3.1
	HPI	-1.8	0.9	2.7
Downside scenario	Real GDP	-4.8	0.1	1.0	942	20%
	Unemployment	4.8	5.3	5.6
	HPI	-6.2	-3.3	-1.4
Belgium Upside scenario	Real GDP	1.7	2.1	2.1	535	20%	596
	Unemployment	5.5	5.5	5.3
	HPI	2.3	2.6	3.1
Baseline Scenario	Real GDP	—	1.6	1.8	584	60%
	Unemployment	6.1	6.3	6.1
	HPI	1.4	2.2	2.5
Downside scenario	Real GDP	-3.2	1.0	1.5	692	20%
	Unemployment	7.5	8.5	8.4
	HPI	-1.2	0.9	1.2
United States Upside scenario	Real GDP	3.0	1.5	3.4	100	20%	221
	Unemployment	3.4	2.8	2.5
	HPI	3.7	7.4	8.1
Baseline Scenario	Real GDP	0.2	1.1	2.3	188	60%
	Unemployment	4.3	4.4	3.9
	HPI	2.5	2.2	2.8
Downside scenario	Real GDP	-4.1	0.2	0.6	442	20%
	Unemployment	6.4	7.7	8.2
	HPI	-1.2	-3.8	-3.5
1Excluding management adjustments.

Sensitivity analysis as at December 2021 (*)
		2022	2023	2024	Un-weighted ECL (€ mln)	Probability-weighting	Reportable ECL (€ mln)1
Netherlands Upside scenario	Real GDP	5.1	2.9	2.7	259	20%	307
	Unemployment	3.2	2.9	2.9
	HPI	23.3	10.9	0.9
Baseline Scenario	Real GDP	3.4	2.0	1.7	289	60%
	Unemployment	3.7	4.1	4.3
	HPI	13.1	2.8	0.8
Downside scenario	Real GDP	-1.5	1.2	0.7	411	20%
	Unemployment	5.6	6.8	7.8
	HPI	0.3	-7.7	0.6
Germany Upside scenario	Real GDP	6.2	3.1	1.6	457	20%	483
	Unemployment	2.9	2.2	1.9
	HPI	12.9	7.9	5.3
Baseline Scenario	Real GDP	4.0	2.3	1.4	475	60%
	Unemployment	3.4	3.1	3.1
	HPI	10.4	4.6	1.9
Downside scenario	Real GDP	-0.6	0.9	0.8	535	20%
	Unemployment	5.0	5.4	5.7
	HPI	5.3	0.4	-2.1
Belgium Upside scenario	Real GDP	4.6	2.5	2.0	364	20%	393
	Unemployment	5.6	5.6	5.9
	HPI	3.9	2.7	2.9
Baseline Scenario	Real GDP	3.1	2.0	1.8	383	60%
	Unemployment	6.1	6.3	6.3
	HPI	3.0	2.3	2.3
Downside scenario	Real GDP	-0.4	1.4	1.4	451	20%
	Unemployment	7.6	8.6	9.0
	HPI	0.4	1.0	1.0
United States Upside scenario	Real GDP	6.7	2.4	3.1	28	20%	75
	Unemployment	3.5	2.5	2.4
	HPI	10.4	8.1	8.7
Baseline Scenario	Real GDP	4.0	2.5	2.1	55	60%
	Unemployment	4.0	3.7	3.7
	HPI	9.1	3.0	3.3
Downside scenario	Real GDP	-0.7	1.1	0.3	183	20%
	Unemployment	6.5	7.4	8.0
	HPI	5.3	-3.2	-3.0
¹ Excluding management adjustments.
When compared to the sensitivity analysis of 2021, the macroeconomic inputs for 2022 and 2023 are less favourable, driven by a worsened macroeconomic outlook as a result of the war in Ukraine as well as its indirect effects such as inflation and increasing interest rates. Both 2021 and 2022 contain half-widened dispersion around upside and downside scenarios, for 2021. This reflects continuing but decreased short-term uncertainty relating to the impact of Covid-19 and for 2022 reflecting short-term uncertainty around the war in Ukraine and its indirect effects. The increase in reportable ECL compared to 2021 is mainly caused by higher model ECL amounts as per December 2022 as a result of increased provisions for Russia-related exposures in Stage 2.
While the table above does give a high-level indication of the sensitivity of the outputs to the different scenarios, it does not provide insight into the interdependencies and correlations between different macroeconomic variable inputs. On a total ING level, the unweighted ECL for all collective provisioned clients in the upside scenario was €2,680 million, in the baseline scenario €3,177 million and in the downside scenario €4,456 million compared to €3,209 million reportable collective provisions as at 31 December 2022 (excluding all management adjustments). This reconciles as follows to the reported ECL’s:

Reconciliation of model (reportable) ECL to total ECL (*)
in € million	2022	2021
Total model ECL[1]	3,209	2,408
ECL from individually assessed impairments	2,439	2,342
ECL from management adjustments	453	618
Total ECL	6,101	5,368
1 Prior period figure has been updated to conform to current year presentation.
Criteria for identifying a significant increase in credit risk (SICR) (*)
All assets and off-balance sheet items that are in scope of IFRS 9 impairment and which are subject to collective ECL assessment are allocated a 12-month ECL if deemed to belong in Stage 1, or a lifetime ECL if deemed to belong in Stages 2 or 3. An asset belongs in Stage 2 if it is considered to have experienced a significant increase in credit risk since initial origination or purchase. ING considers the credit risk of an asset to have significantly increased when either a threshold for absolute change in lifetime probability of default (PD) or a relative change in lifetime PD is reached.
It should be noted that the lifetime PD thresholds are not the only drivers of stage allocation. An asset can also change stages as a result of other triggers, such as having over 30 days arrears, being on a watch list or being forborne. Refer to section 1.7.8 of Note 1 ‘Basis of preparation and significant accounting policies’ for an exhaustive list. Furthermore, this analysis is rudimentary in the sense that other parameters would change when an asset changes stages.
Absolute lifetime PD threshold
The absolute threshold is a fixed value calibrated per portfolio/segment and provides a fixed threshold that, if exceeded by the difference between lifetime PD at reporting date and lifetime PD at origination, triggers Stage 2 classification. The thresholds for the absolute change in lifetime PD vary between 75bps for Retail portfolios, 100bps for WB and 250bps for SMEs, based on the characteristics of the specific portfolio. ING is in the process of refining the thresholds on a portfolio level. These have already been implemented for more than 20 percent of the portfolio, resulting in deviating absolute lifetime PD thresholds.
Relative lifetime PD threshold
The relative threshold defines a relative increase of the lifetime PD beyond which a given facility is classified in Stage 2 because of significant increase in credit risk. The relative threshold is dependent on the individual PD assigned to each facility at the moment of origination and a scaling factor calibrated in the model development phase that is optimised depending on the observed default rates and overall average riskiness of the portfolio. While the scaling factor is associated with a whole portfolio/segment, the PD at origination is facility-specific and, in this sense, the relative threshold may differ facility by facility.
Ultimately the relative threshold provides a criterion to assess whether the ratio (i.e. increase) between lifetime PD at reporting date and lifetime PD at origination date is deemed a significant increase in credit risk. If the threshold is breached, SICR is identified and Stage 2 is assigned to the given facility.
The threshold for the relative change in lifetime PD is inversely correlated with the PD at origination; the higher the PD at origination, the lower the threshold. The logic behind this is to allow facilities originated in very favourable ratings to downgrade for longer without the need of a Stage 2 classification. In fact, it is likely that said facilities will still be in favourable ratings even after a downgrade of a few notches. On the contrary, facilities originated in already unfavourable ratings grades are riskier and even a single-notch downgrade might represent a significant increase in credit risk and thus a tighter threshold will be in place. Still, the relative threshold is relatively sensitive for investment grade assets while the absolute threshold primarily affects non-investment grade assets.
Average threshold ratio
In the table below the average increase in PD at origination needed to be classified in Stage 2 is reported, taking into account the PD at origination of the facilities included in each combination of asset class and rating quality. In terms of rating quality, assets are divided into 'Investment grade' and 'non-investment grade' facilities. Rating 18 and 19 are not included in the table since facilities are not originated in these ratings and they constitute a staging trigger of their own (i.e. if a facility is ever to reach rating 18 or 19 at reporting date, it is classified in Stage 2). In the table, values are weighted by IFRS 9 exposure and shown for both year-end 2021 and year-end 2022.
To represent the thresholds as a ratio (i.e. how much should the PD at origination increase in relative terms to trigger Stage 2 classification) the absolute threshold is recalculated as a relative threshold for disclosure purposes. Since breaching only relative or absolute threshold triggers Stage 2 classification, the minimum between the relative and recalculated absolute threshold is taken as value of reference for each facility.

Quantitative SICR thresholds (*)
	2022		2021
Average threshold ratio	Investment grade (rating grade 1-10)	Non-investment grade (rating grade 11-17)	Investment grade (rating grade 1-10)	Non-investment grade (rating grade 11-17)
Asset class category
Mortgages	2.7	2.3	2.7	2.2
Consumer Lending	2.8	1.8	2.8	1.7
Business Lending	2.8	2.1	4.0	2.2
Governments and Fin. Institutions	3.0	1.9	7.9	2.2
Other Wholesale Banking	2.8	1.9	4.5	2.0
As it is apparent from the disclosures above, as per ING’s methodology, the threshold is tighter the higher the riskiness at origination of the assets, illustrated by the difference between the average threshold applied to investment grade facilities and non-investment grade facilities. In 3Q 2022, following up an ECB request, a new backstop trigger was implemented. The new trigger forces Stage 2 classification in case the lifetime PD at reporting date has increased more than three times with respect to the origination, regardless of the actual staging thresholds in force for a given portfolio. The new requirement entails that the threshold ratio in the table above is effectively capped at a threefold increase for December 2022. The effect of this trigger is especially apparent in the average thresholds ratio for investment grade facilities when confronting 2021 and 2022 figures. Since for investment grade assets thresholds tend to be looser given the good quality of underlying counterparties ratings, the backstop trigger is more impactful.
In terms of impact on ING portfolio, the application of the new backstop trigger resulted in an increase of Stage 2 exposure. However, since the trigger impacts mainly good quality assets for which regular staging thresholds are typically above a threefold increase in PD, the corresponding impact in provisions was limited.
Sensitivity of ECL to PD lifetime PD thresholds
The setting of PD threshold bands requires management judgement and is a key source of estimation uncertainty. On Group level, the total model ECL, which is the ECL collective-assessment without taking management adjustments into account, is €3,209 million (2021: €2,408 million) of which performing assets constitute €1,884 million (2021: €1,003 million) . To demonstrate the sensitivity of the ECL to these PD thresholds bands, an analysis was run on all collectively-assessed assets, which assumed all assets were below the threshold (Stage 1) and apportioned a 12-month ECL. On the same asset base, analysis was run which assumed all performing assets were above the threshold (Stage 2) and apportioned a lifetime ECL. This gave rise to hypothetical collective-assessment ECLs of €1,348 million (2021: €634 million) and €3,391 million (2021: €2,232 million) respectively. Please note that in this analysis, all other ECL risk parameters (except for the stage) were kept equal.
Market risk
Introduction (*)
Market risk is the risk that movements in market variables, such as interest rates, equity prices, foreign exchange rates, credit spreads and real estate prices negatively impact the bank’s earnings, capital, market value or liquidity position. Market risk either arises through positions in banking books or trading books. The banking book positions are intended to be held for the long term (or until maturity) or for the purpose of hedging other banking book positions. The trading book positions are typically held with the intention of short-term trading or to hedge other positions in the trading book. This means that financial instruments in the trading books should be free of trade restrictions. Policies and processes are in place to monitor the inclusion of positions in either the trading or banking book as well as to monitor the transfer of risk between the trading and banking books.
ING recognises the importance of sound market risk management and bases its market risk management framework on the need to identify, assess, control and manage market risks. The approach consists of five recurring activities: risk identification, risk assessment, risk control, risk monitoring and risk reporting.
Governance (*)
A governance framework has been established defining specific roles and responsibilities of business management units, market risk management units, and internal approval bodies per activity.
Supervision of market risk falls under the responsibility of the EB/MBB and is delegated to the ALCO function, where ALCO Bank is the highest approval authority and sets the market risk appetite. ALCO Bank monitors ING’s adherence to the risk appetite for market risk and sets additional limits where appropriate. These limits are cascaded through the organisation through lower level ALCOs. This ALCO structure facilitates top-down risk management, limit setting, and the monitoring and control of market risk.
FR maintains a limit framework in line with ING’s Risk Appetite Framework. The businesses are responsible for adhering to the limits which are reviewed on an annual basis and are ultimately approved by the ALCO Bank. Limit excesses are reported to senior management in line with the ALM Limit excess reporting procedure upon which the business needs to act accordingly. To adhere to the established limit framework, ING implements hedging and risk mitigation strategies that range from the use of traditional market instruments, such as interest rate swaps, to more sophisticated hedging strategies.
The organisational structure facilitates top-down risk management by recognising that risk taking and risk management occur to a large extent at the regional/local level. Bottom-up reporting from regional/local units to head office units allows each management level to assess the market risks relevant at the respective levels.
Several committees govern communication between the parties involved in market risk management:
•The Market Risk Model Committee (MRMC, reporting to ALCO Bank), is the dedicated authority within ING for the approval of all funding and liquidity risk, banking and trading risk and counterparty credit risk models, methodologies and related parameters. This is comparable with the CTRC, which reports into the GCTP.
•The Valuation Model Committee approves pricing models for trading and banking books.

Financial Risk provides risk reporting to the EB and MBB, the ALCO Bank and the senior executive management of related business functions.
The following sections elaborate on the various elements of the risk management framework for:
•Market risk economic capital (trading and banking books).
•Market risks in banking books.
•Market risks in trading books.
Market risk in banking books (*)
ING makes a distinction between the trading and banking (non-trading) books. Positions in banking books originate from the market risks inherent in commercial products that are sold to clients, Group Treasury exposures, and from the investment of our own funds (core capital). Both the commercial products and the products used to hedge-related market risk exposures are intended to be held until maturity, or at least for the long term.
Risk transfer (*)
Market risks in the banking book are managed via the risk transfer process. In this process the interest rate, FX, funding and liquidity risks are transferred from the commercial books through matched funding or replication to Group Treasury, where it is centrally managed. The scheme below presents the transfer and management process of market risks in the banking books:

Risk measurement (*)
The main concepts and metrics used for measuring market risk in the banking book are described below per risk type.
Interest rate risk in banking book (*)
Interest rate risk in the banking book is defined as the exposure of a bank’s earnings, capital, and market value to adverse movements in interest rates originated from positions in the banking book.
Governance (*)
The management of interest rate risk follows the Interest Rate Risk in the Banking Book (IRRBB) framework as approved by ALCO Bank. This framework describes roles, responsibilities, risk metrics, and the policies and procedures related to interest rate risk management. Furthermore, ALCO Bank reviews and sets the risk appetite for interest rate risk, on an annual basis. The risk appetite is translated into limits for the interest rate risk metrics.
As a result of this framework, ING centralises interest rate risk management from commercial books (that capture the products sold to clients) to globally managed interest rate risk books. This enables a clear demarcation between commercial business results and results based on unhedged interest rate positions.
ING distinguishes between three types of activities that generate interest rate risk in the banking book:
•Investment of own funds.
•Commercial business.
•Group Treasury exposures including strategic interest rate positions.
Group Treasury is responsible for managing the investment of own funds (core capital). Capital is invested for longer periods to contribute to stable earnings within the risk appetite boundaries set by ALCO Bank. The main objective is to maximise the economic value of the capital investment book while having stable earnings.
Commercial activities can result in linear interest rate risk, for example, tenors and duration of new production and re-pricing of assets differ from those of liabilities. Also, interest rate risk can arise from customer behaviour and/or convexity risk, depending on the nature of the underlying product characteristics.
Customer behaviour risk is defined as the potential future (value) loss due to deviations in the actual behaviour of clients versus the modelled behaviour towards the embedded options in commercial products. General sources of customer behaviour risk, among other things, include the state of the economy,
competition, changes in regulation, legislation and tax regime, developments in the housing market     and interest rate developments.
From an interest rate risk perspective, commercial activities can typically be divided into three main product types: funds entrusted as savings and demand deposits, mortgages and loans.
Savings and demand deposits are generally invested in such a way that both the value is hedged and the sensitivity of the margin to market interest rates is minimised. Interest rate risk can arise when there is a misalignment between the change in market rates and adjustment of savings rates, which can either have a positive or negative impact on the income as a consequence of the potential misalignment to the related (assumption based) investment strategy of ING’s savings. Interest rate risk is modelled based on the stability of the deposit and the pass-through rate. This takes account of different elements, such as pricing strategies, volume developments and the level and shape of the yield curve. Savings volumes are typically assumed to be relatively stable and less sensitive to rate changes.
Interest rate risk for mortgages arises due to prepayment possibilities in these mortgages. In modelling this risk, both interest rate dependent pre-payments and constant prepayments are considered. Next to a dependence on interest rates, modelled prepayments may include other effects such as loan-to-value, seasonality and the reset date of the loan. In addition, the interest sensitivity of embedded offered rate options may be considered.
Wholesale Banking loans typically do not experience interest rate dependent prepayment behaviour, these portfolios are match-funded taking the constant prepayment model into account and typically do not contain significant convexity risk. Wholesale Banking loans can have an all-in rate floor or a floor on a reference rate.
Customer behaviour in relation to mortgages, loans, savings and demand deposits is modelled, based on extensive research. However, the substantial change in the interest rate environment makes extensive research more challenging than before and may increase model risk. Models are backtested and updated when deemed necessary in an annual procedure. Model parameters and the resulting risk measures are approved by (local) ALCO.
Linear risk transfers take place from commercial business books to the treasury book (Group Treasury), if necessary, by using estimations of customer behaviour. The originating commercial business is ultimately responsible for estimating customer behaviour, leaving convexity risk and (unexpected) customer behaviour risk with the commercial business. Risk measurement and the risk transfer process take place at least monthly. However, if deemed necessary, additional risk transfers can take place.
The commercial business manages the convexity risk that is the result of products that contain embedded options, like mortgages. Here the convexity risk is defined as the optionality effects in the value due to interest rate changes, excluding the first-order effects. In some cases, convexity risk is transferred from the commercial books to treasury books using cap/floor contracts.
In the following sections, the interest rate risk exposures in the banking books are presented. ING uses risk measures based on both an earnings and a value perspective. Net interest income (NII)-at-risk is used to provide the earnings perspective and the net present value (NPV)-at-risk figures provide the value perspective. Please note that the expected interest rate risk coming forward from the business is assumed to be linearly hedged but no additional corrective management actions are taken into account in the NPV-at-Risk measure. In the NII-at-Risk measure, a more dynamic hedging process is taken into account.
During 2022, the following activities related to the risk measurement for IRRBB were performed:
•Annual review of the risk appetite for Market Risks in the Banking Book including further enhancement.
•Further assessment and development of sub-risk types, such as tenor basis risk, vega optionality risk and client behaviour risk.
•Set up of standardised risk measurement related to climate risk.
•Annual review of the interest rates scenarios used for calculating NII-at-Risk and NPV-at-Risk.
•Annual savings/current account model updates.
•Annual update of parameters of prepayment models for market developments.
•A specific, internal firm-wide stress test relating to climate risk.
•Further enhancement of the IRRBB framework in relation to upcoming regulatory requirements (e.g. anticipation on implementation and measurement of the upcoming regulatory metric NII SOT, development of additional requirements coming forward from latest EBA guidelines).
•Improvement of the FX framework.
Net interest income (NII) at Risk (*)
The NII-at-Risk measures the impact of changing interest rates on the forecasted net interest income (before tax) of the banking book, excluding the impacts of credit spread sensitivity, fees and fair value impact. Future projected balance sheet developments are included in this risk metric. NII-at-Risk is a metric that helps provide insight to what extent ING's NII under our Dynamic Plan deviates from the interest rates development assumed.
In its risk management, ING monitors the NII-at-Risk under a three-year timeframe. Interest rates are stressed during the first year versus the prevailing curve, taking gradual changes over the first year. The rate changes considered comprise both upward and downward scenarios, as well as parallel (equal movements across the yield curve) and non-parallel scenarios.
The impact of changing interest rates on ING’s NII is predominantly caused by the following factors:
•Change in returns of (re-)investments of client deposits.
•Change in deposits client rates (mainly savings), (partially) tracking changes in market interest rates.
•Change in funding profile of mortgages, due to an expected increase or decrease in expected prepayments.
•Higher/lower returns of (re-)investments of capital investment.
•Open interest rate positions, leading to changes in return because of different market rates.
•Assumed volume development of the balance sheet in line with ING's dynamic plan.
For projecting the change in client deposit rates, ING uses a client rate model that describes the relation to market interest rates and client deposit rates. The model is calibrated under a range of interest rate scenarios. Per scenario the actual change in client deposit rates may deviate from this calibrated model. The actual NII development of customer deposits may, indeed, differ from the provided scenarios, depending on, amongst others, actual interest rate and savings client rate evolution, as well as changes to ING’s balance sheet composition such as net deposit growth and relative share of savings deposits and non-remunerated current accounts.
The NII-at-Risk figures in the tables below reflect a parallel, linear interest rate movement during a year ('ramped') under the assumption of balance sheet developments in line with the ING's Dynamic Plan with a time horizon of one year.

NII-at-Risk banking books per business - year one (*)
in € million	2022		2021
	Ramped, unfloored		Ramped, unfloored
	parallel ▼	parallel ▲	parallel ▼	parallel ▲
By business
Wholesale Banking	4	-47	46	-33
Retail Banking Benelux	-88	59	-122	132
Retail Challengers & Growth Markets	-41	113	-93	75
Corporate Line Banking	-18	18	-58	58
Total	-142	142	-226	232
EUR ramped (unfloored) is at +/- 100bps in 1 year
USD ramped (unfloored) is at +/- 120bps in 1 year
The NII-at-Risk is primarily driven by the difference in sensitivity of client liabilities, mainly savings, versus the sensitivity of client assets and investments to rate changes. The investment of own funds only impacts the earnings sensitivity marginally, as only a relatively small part has to be (re)invested within the one-year horizon.

NII-at-Risk banking book per currency - year one (*)
in € million	2022		2021
	Ramped, unfloored		Ramped, unfloored
	parallel ▼	parallel ▲	parallel ▼	parallel ▲
By currency
Euro	-119	114	-181	179
US dollar	-1	2	-23	23
Other	-23	27	-23	30
Total	-142	142	-226	232
EUR ramped (unfloored) is at +/- 100bps in 1 year
USD ramped (unfloored) is at +/- 120bps in 1 year
At the end of 2022, the NII is projected to be slightly higher when interest rates rise. In this scenario, one-year (re-) investment returns are higher than the modelled increase in client deposit rates and modelled extra funding costs due to higher funding costs for mortgages.
The projected change in NII numbers in the tables above include projected changes in client deposit rates for the ramped parallel up scenario. Without increasing client deposit rates, the NII-at-Risk for the parallel ramped up scenario would be significantly higher, meaning that the actual client deposit rate tracking of market interest rates in such scenario is a key driver in the NII development of the bank.
The change in NII under a declining or upward interest rate scenario may not be equal. This is then caused by different expected reactions in prepayment behaviour of mortgages and different pricing developments of commercial loans and deposits products (mainly savings). This is caused by embedded options, explicit or implicit pricing floors and other (assumed) pricing factors.
Year-on-year variance analysis (*)
In 2021, interest rates remained at very low levels and short-term interest rates were even negative. In 2022, interest rates in both short and longer tenors increased significantly. Central banks tightened monetary conditions to counter high inflation specifically as a follow up to high energy prices. In 2022, the rate environment was characterised by increasing interest rates. ING applied a dynamic hedging process, by which interest rate risk was transferred from the business to Group Treasury and subsequently hedged in the markets. This process mitigates interest rate risk resulting in a lower sensitivity for rate changes of ING's NII. However, the main drivers in a potential change of NII sensitivity are balance sheet developments, specifically relating to mortgages, loans and savings. In the eurozone, mortgage production was impacted by an increase in interest rates. Next to the impact on new production, the prepayment incentive decreased due to the increase in interest rates. The funds entrusted volume did not change significantly, The impact of explicit and implicit floors on both rates of client assets and savings phased out in the course of the year on the back of the interest rate increases. Pre-existing hedges, as executed by Group Treasury, were also adjusted continuously throughout the year to hedge any interest rate risk coming from higher interest rates. Given that Group Treasury is included in the Wholesale Banking risk numbers, these adjustments changed the Wholesale Banking NII-at-Risk. Furthermore, ING’s investment of own funds took place against a lower duration reducing sensitivity. Excluding Model Risk, the total NII-at-Risk remains relatively limited in comparison to ING’s total interest income.
Net Present Value (NPV) at Risk (*)
NPV-at-Risk measures the impact of changing interest rates on the value of the positions in the Banking Book. This does not include positive earnings in our commercial books. The NPV-at-Risk is defined as the outcome of an instantaneous increase or decrease in interest rates from applying currency-specific scenarios. The NPV-at-Risk asymmetry between the downward and upward shock is mainly caused by convexity risk in the mortgage and savings portfolio.
The full value impact cannot be directly linked to the financial position or profit or loss account, as fair value movements in banking books are not necessarily reported through the profit or loss account or through other comprehensive income (OCI). The changes in value are expected to materialise over time in the profit and loss account if interest rates develop according to forward rates throughout the remaining maturity of the portfolio.

NPV-at-Risk banking books per business (*)
in € million	2022		2021
	unfloored		unfloored
	parallel ▼	parallel ▲	parallel ▼	parallel ▲
By business
Wholesale Banking	-1,474	1,299	-1,477	1,444
Retail Banking Benelux	-307	-76	-953	-202
Retail Challengers & Growth Markets	1,327	-1,373	832	-1,111
Corporate Line Banking	1,049	-1,003	1,820	-1,712
Total	594	-1,153	223	-1,580
EUR (unfloored) +/- 100bp shock scenario
USD (unfloored) +/- 120bp shock scenario
Year-on-year variance analysis (*)
The overall NPV sensitivity for the rates-up scenario decreased in 2022. This is mainly due to the shorter duration at which ING strategically invests its own funds. These investments are done in the Corporate Line Banking.
The changes in NPV-at-Risk in the segments Retail Benelux and Retail Challengers & Growth Markets were partly offsetting, whereby the higher interest rates reduced the overall convexity. The resulting impact on retail sensitivity of the increase in interest rates was hedged by Group Treasury in line with the internal ALM practices. The Group Treasury exposure is reported under business line Wholesale Banking.
IBOR transition (*)
In line with the recommendations from the Financial Stability Board, a fundamental review of benchmarks for important interest rates has been undertaken. Some interest benchmarks have been reformed, while others have or will be replaced by risk-free rates (RFR) and discontinued. Following the cessation of GBP, CHF, JPY, and EUR LIBOR rates on 31 December 2021, USD LIBOR will cease on 30 June 2023.
In 2022, the focus shifted to USD LIBOR, with new USD lending now using the recommended alternative rates based on SOFR. This is consistent with guidance issued to limit the use of USD LIBOR from
1 January 2022 onward. Risk reduction trades to help manage the run-off of existing USD LIBOR contracts and positions are a permitted exception.

To enable these changes, the financial sector has issued several guidance papers and other initiatives to help phase this transition. For example, ISDA has issued an IBOR fallback supplement to help ensure clear fallback rates apply upon the discontinuation of key IBORs. For loans, various recommendations have been made to help ensure the inclusion of consistent robust fallback provisions. Public authorities have also recognised that many contracts do not contain provisions for any alternatives, contain inappropriate alternatives, or cannot be renegotiated prior to the expected cessation date (‘tough legacy’ contracts). For example, the Financial Conduct Authority (FCA) is expected to ask the USD LIBOR administrator to continue publishing a 'synthetic' LIBOR rate for 15 months beyond the cessation date to provide extra time for any remaining contracts. A similar action was taken for GBP and JPY LIBOR. The US has also implemented the Adjustable Interest Rate (LIBOR) Act, that will revise the contractual terms of in scope contracts to reference a rate based on SOFR upon cessation of USD LIBOR.
Due to the discontinuation of this important rate, ING, its customers, and the financial services industry face a number of risks. These risks include legal, financial, operational, and conduct risk. Legal risks are related to any required changes to existing transactions. Financial risks may arise due to declining liquidity and may impact a contract directly or the ability to hedge the risks in that contract. Operational risks arise due to the requirement to adapt IT systems, trade reporting infrastructure and operational processes. Conduct risk also plays a role, as renegotiation of loan contracts requires active engagement from all parties to a contract, and may lead to negotiations concentrated in a period close to actual cessation. ING continues to reach out to impacted clients to manage the relevant timelines.
During 2022, ING sought to ensure that a large portion of the derivative portfolio is covered by ISDA fallbacks. Regarding the loans, many facilities have already been transitioned to alternative rates. Additionally, for the remaining portfolio the parameters for the required changes have been communicated to counterparties, with many now in active discussions on the remaining steps.
The ING IBOR programme has governance in place with progress being tracked by business line steering committees reporting to a central IBOR steering committee. The programme assesses and coordinates the actions necessary to manage the required changes to internal processes and systems, including pricing, risk management, legal documentation, hedge arrangements, as well as the impact on customers. ING continues to monitor market developments and reform plans for other rates, to anticipate the impact on the programme, our customers and any related risks.
One such development concerns key Polish Zloty benchmarks. The roadmap published by the Polish National Working Group in 2022 indicates that the plan is for the market to be ready for a cessation of WIBOR and WIBID Reference Rates in 2025. It is expected that the reform will be completed by the end of 2024, with the offering of financial products using the new benchmark (WIRON) to progress gradually in 2023 and 2024. The WIBOR rates are used in several of our lending and derivative products, and hence a project team has been established to manage the transition.
As at 31 December 2022, ING has exposures that have yet to transition related to USD LIBOR and WIBOR The tables below summarise these approximate exposures. They exclude exposures that will expire before the transition date 30 June 2023 and 1 January 2025, respectively. The GBP LIBOR, CHF LIBOR and EONIA contracts included as at 31 December 2021 have all transitioned or matured.

Non derivative Financial instruments to transition to alternative benchmarks (*)
in € million at 31 December 2022	Financial Assets non-derivative	Financial Liabilities non-derivative	Off balance sheet commitments
	Carrying value	Carrying value	Nominal value
By benchmark rate
GBP LIBOR
USD LIBOR	30,040	1,637	7,644
CHF LIBOR
EONIA
WIBOR	22,154		1,411
Total	52,194	1,637	9,055

Non derivative Financial instruments to transition to alternative benchmarks (*)
in € million at 31 December 2021	Financial Assets non-derivative	Financial Liabilities non-derivative	Off balance sheet commitments
	Carrying value	Carrying value	Nominal value
By benchmark rate[1]
GBP LIBOR	764		350
USD LIBOR	41,805	1,542	16,435
CHF LIBOR	1
EONIA		23	184
Total	42,570	1,565	16,969
1 WIBOR transition plans became concrete in 2022 and therefore no comparatives for 2021 are included.
For derivatives linked to USD LIBOR, the conduct risk is limited as the majority are transacted with clearing houses, which will transition through a standardised exercise in the second quarter of 2023. For USD LIBOR derivatives that are not centrally cleared, the main transition will occur via the ISDA IBOR fallback protocol at 30 June 2023.

Derivative Financial instruments to transition to alternative benchmarks (*)
	31 December 2022	31 December 2021
in € million	Nominal value	Nominal value
By benchmark rate[1]
GBP LIBOR		822
USD LIBOR[2]	495,318	488,499
WIBOR[3]	136,318
Total	631,636	489,321
1 For cross-currency swaps all legs of the swap are included that are linked to a main IBOR that is significant to ING Group.
2 The prior period has been updated to improve consistency and comparability.
3 WIBOR transition plans became concrete in 2022 and therefore no comparatives for 2021 are included.
In addition to the amounts in the table above, ING has interest rate swaptions that refer to the USD LIBOR ICE swap rate with a notional of €10,810 million (2021: €10,343 million) that are yet to transition. The transition of these contracts is in general governed by a specific ISDA protocol.
Given that IBOR Reform may have various accounting implications, the International Accounting Standards Board (IASB) has undertaken a two-phase project:
•Phase 1 addresses those issues that affect financial reporting before the replacement of an existing benchmark. Phase 1 amendments to IFRS were issued by the IASB in 2019 and were early adopted by ING Group in the same year. This allows ING to apply a set of temporary exceptions to continue hedge accounting even when there is uncertainty about contractual cash flows arising from the reform. Under these temporary exceptions, interbank offered rates are assumed to continue unaltered for the purposes of hedge accounting until such time as the uncertainty is resolved.
•Phase 2 focuses on issues that may affect financial reporting when the existing benchmark rate is reformed or replaced. Phase 2 amendments to IFRS were issued by the IASB in 2020 and became effective in 2021. Phase 2 amendments to IFRS relate mainly to accounting for changes in the basis for determining the contractual cash flows of financial assets and liabilities due to the IBOR reform and impact on hedge accounting when an existing benchmark rate is reformed or replaced with an alternative risk-free rate.
Specifically, Phase 2 amendments require that the effective interest rate on debt financial instruments is adjusted, and hedge accounting continues on transition to risk free rates, but only to the extent that the modifications made to financial instruments are those necessary to implement the IBOR Reform and that the new basis for calculating cash flows is ‘economically equivalent’ to the previous basis. By applying these mandatory amendments, ING avoids recognising modification gains and losses on debt instruments that would otherwise be required in the absence of Phase 2 amendments (changes to debt instruments resulting from IBOR Reform are treated as a reset to the instrument’s variable interest rate). In addition, ING Group avoids hedge accounting discontinuations when modifying both hedged items and hedging instruments (and related hedge documentation) as a consequence of IBOR reform that would otherwise be required in the absence of Phase 2 amendments.
As explained above, Phase 1 and Phase 2 IBOR amendments to IFRS, amongst other changes, provide specific hedge accounting reliefs that allow hedge accounting relationships to continue when IBOR Reform is ongoing. Phase 1 reliefs cease to apply when uncertainty arising from IBOR Reform is no longer present with respect to the timing and amount of the IBOR-based cash flows of the relevant instruments. It is ING Group’s policy to cease to apply Phase 1 reliefs when the applicable contract (either hedging instrument or hedged item) is actually modified. As a result, for these hedge accounting relationships the applicable Phase 1 reliefs ceased to apply and Phase 2 became applicable. For USD LIBOR exposures, and although the administrator of LIBOR confirmed on 5 March 2021 its plans for the cessation of USD LIBOR rates at the end of June 2023, there is still uncertainty with respect to the timing of the transition as well as the transition strategy for individual hedged items and/or hedging instruments linked to USD LIBOR. Therefore, for USD LIBOR financial instruments designated in hedge accounting the applicable Phase 1 reliefs will continue to apply until the relevant contract is modified. At that point in time, Phase 2 reliefs will become applicable.
In addition, in 2022 ING started to apply Phase 1 reliefs to the hedge accounting relationships linked to WIBOR as there is uncertainty arising from the WIBOR reform with respect to the timing and the amount of the underlying cash flows to which ING is exposed.
Foreign exchange (FX) risk in banking books (*)
FX exposures in banking books result from core banking business activities (business units doing business in currencies other than their base currency), foreign currency investments in subsidiaries (including realised net profit and loss), and strategic equity stakes in foreign currencies. The policy regarding these exposures is briefly explained below.
Governance – Core banking business (*)
Every business unit hedges the FX risk resulting from core banking business activities into its base currency. Consequently, assets and liabilities are matched in terms of currency.
Governance – FX translation result (*)
ING’s strategy is to protect the CET1 ratio against adverse impact from FX rate fluctuations, while limiting the volatility in the profit and loss account due to this CET1 hedging and limiting the RWA impact under the regulatory framework. Hedge accounting is applied to the largest extent possible. Taking this into account, the CET1 ratio hedge can be achieved by deliberately taking foreign currency positions equal to certain target positions, such that the CET1 capital and risk-weighted assets are equally sensitive in relative terms to changing FX rates.
Risk profile – FX translation result (*)
The following table presents the currency exposures in the banking books for the most important currencies for the FX translation result. Positive figures indicate long positions in the respective currency. As a result of the strategy to hedge the CET1 ratio an open structural FX exposure exists.
To measure the volatility of the CET1 ratio from FX rate fluctuations, different metrics are used including the CET1 Ratio-at-Risk. The impact is controlled via the Solvency and Market Risk Banking Book RAS.
EBA Structural FX Guidelines
EBA guidelines on structural FX positions became effective in 2022. Upon permission from the competent authorities, certain currency positions are being excluded from the calculation of net open currency positions under CRR article 352(2). The resulting impact is presented in the Pillar 3 disclosure.

Foreign currency exposures banking books (*)
in € million	Foreign Investments		Hedges		Net exposures
	2022	2021	2022	2021	2022	2021
US dollar[1]	10,470	8,218	-2,376	-99	8,093	8,119
Pound Sterling	1,364	1,593	-58		1,306	1,592
Polish Zloty	2,714	2,761	-321	-142	2,393	2,620
Australian Dollar	3,781	3,774	-2,673	-2,511	1,108	1,263
Turkish Lira	750	729	—		750	729
Chinese Yuan	1,871	1,976	—	-107	1,871	1,869
Russian Rouble	391	256	—	-174	392	82
Other currency	5,740	5,860	-3,761	-3,453	1,979	2,407
Total	27,081	25,167	-9,189	-6,486	17,892	18,681
Hyperinflation accounting and goodwill impairment had limited impact on the Turkish lira FX exposure to the CET1 Ratio.
The structural Turkish lira exposure arising from ING Bank Turkey’s assets and liabilities remains within risk limits.

Equity price risk in banking books (*)
Governance (*)
ING maintains a strategic portfolio with substantial equity exposure in its banking books. Local offices are responsible for the management of the equity investment positions. Financial Risk is responsible for monitoring the regulatory capital for equity investments on a monthly basis and acts independently from ING/local management when monitoring these positions.
Risk profile (*)
Equity price risk arises from the possibility that an equity security’s price will fluctuate, affecting the values of the equity security itself as well as other instruments whose value react similarly to the particular security, a defined basket of securities, or a securities index. ING’s equity exposure mainly consists of the investments in associates and joint ventures of €1,500 million (2021: €1,587 million) and equity securities held at fair value through other comprehensive income (FVOCI) of €1,887 million (2021: €2,457 million). The value of equity securities held at FVOCI is directly linked to equity security prices with increases/decreases being recognised in the revaluation reserve. Investments in associates and joint ventures are measured in accordance with the equity method of accounting and the balance sheet value is therefore not directly linked to equity security prices.
Year-on-year variance analysis (*)
In 2022, the revaluation reserve equity securities decreased by €95 million from €1,282 million to €1,187 million. In 2022, the equity securities at fair value through OCI decreased by €570 million mainly due to divestment of HQLA eligible equity instruments.

Revaluation reserve equity securities at fair value through other comprehensive income (*)
in € million	2022	2021
Positive re-measurement	1,190	1,291
Negative re-measurement	-4	-9
Total	1,187	1,282
Market risk in trading books (*)
Within the trading portfolios, the positions are maintained in the financial markets. These positions are often a result of transactions with clients and may benefit from short-term price movements. In 2022, ING continued its strategy of undertaking trading activities to develop its client-driven franchise and deliver a differentiating experience by offering multiple market and trading products.
Governance (*)
The Financial Markets Risk Committee (FMRC) is the market risk committee that, within the risk appetite set by the ALCO Bank, sets the market risk limits both on an aggregated level and on a desk level. Financial Risk/ Trading Risk Management (FR/ TRM) advises both FMRC and ALCO Bank on the market risk appetite of the trading activities.
With respect to the trading portfolios, TRM focuses on the management of market risks of Wholesale Banking (mainly Financial Markets) as this is the only business line within ING where trading activities take place. Trading activities include facilitation of client business and market making. TRM is responsible for the development and implementation of trading risk policies and risk measurement methodologies, and for reporting and monitoring risk exposures against approved trading limits. TRM also reviews trading mandates and global limits, and performs the gatekeeper role in the product review process. Trading activity is systematically reviewed and positioned against the mandates are assessed jointly by the first and second lines of defence.
Risk measurement (*)
ING uses a comprehensive set of methodologies and techniques to measure market risk in trading books: Value at Risk (VaR) and Stressed Value at Risk (SVaR), Incremental Risk Charge (IRC), and Event Risk (stress testing). Systematic validation processes are in place to validate the accuracy and internal consistency of data and parameters used for the internal models and modelling processes.
As of June 2022, ING has received an official permission from the ECB to perform offsetting of positions with the exception of Ukraine, Russia and Turkey. Hence the regulatory capital numbers reported from Q2 2022 onwards, are calculated with offsetting for all base entities excluding Ukraine, Turkey and Russia.
Value at Risk (*)
TRM uses the historical simulation VaR methodology (HVaR) as its primary risk measure. The HVaR for market risk quantifies, with a one-sided confidence level of 99%, the maximum overnight loss that could occur in the trading portfolio of ING due to changes in risk factors (e.g. interest rates, equity prices, foreign exchange rates, credit spreads, implied volatilities) if positions remain unchanged for a time period of one day.
Next to general market movements in these risk factors, HVaR also takes into account market data movements for specific moves in e.g. the underlying issuer or securities. A single model which diversifies general and specific risk is used. In general, a full revaluation approach is applied, while for a limited number of linear trading positions and risk factors in commodity and equity risk classes a sensitivity-based approach is applied. The potential impact of historical market movements on today’s portfolio is estimated, based on equally weighted observed market movements of the previous year (260 days). When simulating potential movements in risk factors, depending on the risk factor type, either an absolute or a relative shift is used.
The data used in the computations is updated daily. ING uses HVaR with a one-day horizon for internal risk measurement, management control, and backtesting, and HVaR with a 10-day horizon for determining regulatory capital. To compute HVaR with a ten-day horizon the one-day risk factor shifts are scaled by the square root of ten and then used as an input for the revaluation. The same model is used for all legal entities within ING with market risk exposure in the trading portfolio.
Limitations (*)
HVaR has some limitations: HVaR uses historical data to forecast future price behaviour, but future price behaviour could differ substantially from past behaviour. Moreover, the use of a one-day holding period (or ten days for regulatory capital calculations) assumes that all positions in the portfolio can be liquidated or hedged in one day. In periods of illiquidity or market events, this assumption may not hold. Also, the use of a 99 percent confidence level means that HVaR does not take into account any losses that occur beyond this confidence level.
Backtesting (*)
Backtesting is a technique for the ongoing monitoring of the plausibility of the HVaR model in use. Although HVaR models estimate potential future trading results, estimates are based on historical market data. In a backtest, the actual daily trading results (excluding fees and commissions) is compared with the one-day HVaR.
In addition to using actual results for backtesting, ING also uses hypothetical results, which exclude the effects of intraday trading, fees, and commissions. When an actual or a hypothetical loss exceeds the HVaR, an ‘outlier’ occurs. Based on ING’s one-sided confidence level of 99%, an outlier is expected once in every 100 business days.
On an overall level in 2022, there were five outliers for hypothetical P&L and three outliers for actual P&L. The actual and hypothetical outliers occurred during the past one year concentrated in 1Q2022 mainly due to large moves in Russian credit default swaps and Rouble volatility.
Stressed HVaR (*)
The Stressed HVaR (SVaR) is intended to replicate the HVaR calculation that would be generated on the bank’s current portfolio with inputs calibrated to the historical data from a continuous 12-month period of significant financial stress relevant to the bank’s portfolio.
To calculate SVaR, ING uses the same model that is used for 1DHVaR, with a ten-day horizon. The data for the historical stress period used currently includes the height of the credit crisis around the fall of Lehman Brothers, and this choice is reviewed regularly. The historical data period is chosen so that it gives the worst scenario loss estimates for the current portfolio. The same SVaR model is used for management purposes and for regulatory purposes. The same SVaR model is used for all legal entities within ING with market risk exposure in the trading portfolio.
Incremental risk charge (*)
The Incremental risk charge (IRC) for ING is an estimate of the default and migration risks for credit products (excluding securitisations) in the trading book, over a one-year capital horizon, with a 99.9% confidence level. Trading positions (excluding securitisations) of ING, which are subject to specific interest rate risk included in the internal model approach for market risk regulatory capital, are in scope of the IRC model. By model choice, equity is excluded from the model. For the calculation of IRC, ING performs a Monte-Carlo simulation based on a multi-factor t-copula. In the multi-factor IRC model the supervisory asset correlations are no longer applicable and the calibration of the correlations are based on historical market data. The rating change is simulated for all issuers over the different liquidity horizons (i.e. time required to liquidate the position or hedge all significant risks) within one year. Movements across different rating categories and probabilities of default are governed by a credit-rating transition matrix. An internal transition matrix along with internal LGDs is used, to comply with the consistency requirement. The financial impact is then determined for the simulated migration to default, or for the simulated migration to a different rating category, based on LGD or credit spread changes, respectively.
The liquidity horizon has been set to the regulatory minimum of three months for all positions in scope. ING reviews the liquidity horizons on a yearly basis, based on a structured assessment of the time it takes to liquidate the positions in the trading portfolio.
Stress testing and event risk (*)
Stress testing and event risk are valuable risk management tools. In addition to the bank-wide stress test framework as described in the stress-testing section, FI-FM Risk performs additional assessments, specific to the trading book, with various frequencies: sensitivity analyses (single-risk factor and multi-risk factor), ad-hoc stress tests (e.g. Covid-19 scenarios) and structured stressed scenario tests under the event risk framework - to monitor market risks under extreme market conditions. Event risk evaluates the bank’s financial stability under severe but plausible stress scenarios and assists in decision-making aimed at maintaining a financially healthy going-concern institution after a severe event occurs. Event risk is based on historical as well as hypothetical extreme scenarios. The result is an estimate of the profit and loss caused by a potential event and its worldwide impact for ING.
ING’s event risk policy is based on a large set of possible stress scenarios per risk type. In stress scenarios, shocks are applied to prices (credit spreads, interest rates, equity, commodities, and FX rates) and volatilities. Depending on the type of the stress test, additional scenario assumptions can be made, for example on correlations, dividends, or recovery rates. For equity products, for example, both a crisis scenario (prices decrease) as well as a bull scenario (prices increase) are assumed. Scenarios are calculated based on events happening independently, jointly by region, or in all countries simultaneously. This way, for each risk type, a large set of scenarios is calculated. The worst scenarios per market are combined across markets by assessing both independent events per market, and the worst events happening in all markets at the same time.
Sensitivities (*)
As part of the risk monitoring framework, TRM actively monitors the sensitivities of the trading portfolios. Sensitivities measure the impact of movements in individual market risk factors (foreign exchange rates, interest rates, credit spreads, equity and commodity prices) on profit and loss results of the trading positions and portfolios.
The following tables show the five largest trading positions in terms of sensitivities to foreign exchange, interest rate and credit spread risk factor movements. These largest exposures also reflect concentrations of risk in FX risk per currency, interest rate risk per currency, and credit spread risk per country, rating and sector. Due to the nature of the trading portfolios, positions in the portfolios can change significantly from day to day, and sensitivities of the portfolios can change daily accordingly.

Most important foreign exchange year-end trading positions (*)
in € million	2022		2021
Foreign exchange		Foreign exchange
US Dollar	-187	US Dollar	-160
Romanian Leu	88	Taiwan Dollar	42
Japanese Yen	86	Romanian Leu	32
Chinese Yuan	32	Japanese Yen	27
South Korean Won	28	South Korean Won	-24

Most important interest rate and credit spread sensitivities at year-end (*)
in € thousand	2022		2021
Interest Rate (BPV) 1		Interest Rate (BPV) 1
Euro	-334	Euro	-501
British Pound	-95	US Dollar	185
US Dollar	-79	British Pound	-75
Taiwan Dollar	67	Taiwan Dollar	73
Japanese Yen	63	Japanese Yen	-57

Credit Spread (CSO1) 2		Credit Spread (CSO1) 2
Netherlands	162	Netherlands	535
United States	151	Germany	408
Japan	102	United States	171
France	88	France	112
Germany	87	China	110
1Basis Point Value (BPV) measures the impact on value of a 1 basis point increase in interest rates. The figures include commodity risk in banking books.
2Credit Spread Sensitivity (CS01) measures the impact on value of a 1 basis point increase in credit spreads. Exposures to supranational institutions are not assigned to a specific country.

Credit spread sensitivities per risk class and sector at year-end (*)
	2022		2021
in € thousand	Corporate	Financial Institutions	Corporate	Financial Institutions
Credit Spread (CSO1) [1]
Risk classes
1 (AAA)	2	-1		-5
2–4 (AA)	-1	-7	-7	18
5–7 (A)	154	-13	141	578
8–10 (BBB)	249	-11	204	12
11–13 (BB)	7	7	40	-1
14–16 (B)	23	-4	52	-6
17–22 (CCC and NPL)	3	-7	-6	-12
Not rated	—	—
Total	437	-36	424	584
1Credit Spread Sensitivity (CS01) measures the impact on value of a 1 basis point increase in credit spreads.
Funding and liquidity risk (*)
Introduction (*)
Funding and liquidity (F&L) risk is the risk that ING or one of its subsidiaries cannot meet its financial liabilities when they are due at a reasonable cost and in a timely manner. ING incorporates funding and liquidity management in its business strategy and has established a funding and liquidity risk framework to manage risks within pre-defined boundaries.
A high-level overview of the F&L framework is provided in the following chart.

Governance (*)
Funding and liquidity risk management within ING falls under the supervision of the ALCO Bank function that approves the funding and liquidity risk appetite and subsequently cascades it throughout the organisation. ALCO Bank has delegated the responsibilities concerning the Internal Capital and Liquidity Adequacy Assessment Process (ICLAAP) and documents, as per the ICLAAP framework of ING, to the ICLAAP Committee. The ICLAAP Committee therefore focuses on technical liquidity documents and oversees business processes and deliverables concerning the Internal Liquidity Adequacy Assessment Process (ILAAP). The EB, MBB, staff departments from the CRO and CFO domain as well as Group Treasury have oversight of, and are responsible for, managing funding and liquidity risks.
ING’s funding and liquidity risk governance is based on the three lines of defence structure to set a clear division of responsibilities as well as an independent risk control challenge process. Group Treasury and the business lines have the first line of defence functions which include management of ING’s (regulatory) liquidity and funding position, maintaining access to the professional funding markets and managing the liquidity buffer. As the second line of defence, Financial Risk is responsible for developing and maintaining ING’s policies, standards and guidelines on F&L risk management as well as for setting the F&L risk appetite through stress testing and other risk measurement activities. The Finance function is responsible for management information and regulatory reporting related to funding and liquidity risk management. For the third line of defence, Corporate Audit Services is responsible for independently assessing the design, effectiveness and implementation of the Funding and Liquidity framework.
Funding and liquidity management strategy and objectives (*)
The main objective of ING’s funding and liquidity risk management is to maintain sufficient liquidity to fund the commercial activities of ING both under normal and stressed market circumstances across various locations, currencies and tenors.
ING’s funding consists mainly of retail and corporate deposits contributing around 50 percent and 25 percent of total funding, respectively. These funding sources provide a relatively stable funding base. The remainder of the required funding is attracted primarily through a combination of long-term and short-term professional funding. Group Treasury manages the professional funding in line with the F&L risk appetite with the aim of ensuring a sufficiently diversified and stable funding base.

Funding mix[1] (*)
	2022	2021
Funding type
Customer deposits (retail)	51%	51%
Customer deposits (corporate)	23%	21%
Interbank	6%	9%
Lending/repurchase agreements	6%	5%
CD/CP	3%	3%
Long-term senior debt	8%	8%
Subordinated debt	2%	2%
Total	100%	100%
1 Liabilities excluding trading securities and IFRS equity.
ING’s long-term professional funding is well-diversified across maturities and currencies. The main part of long-term professional funding is euro and US dollar denominated, which is in line with the currency composition of customer lending.

ING Group long-term debt maturity profile by currency at year-end 2022 (*)
in € billion (nominal amounts)	2023	2024	2025	2026	2027	2028	Beyond 2028	Total
Currency
EUR	5	1	7	5	6	8	29	61
USD	3	1		4	3	4	4	19
Other	1	1	1	2		1	2	9
Total	9	3	9	11	9	13	35	90

ING Group long-term debt maturity profile by currency at year-end 2021 (*)
in € billion (nominal amounts)	2022	2023	2024	2025	2026	2027	Beyond 2027	Total
Currency
EUR	7	5	1	5	3	2	29	52
USD	4	3	1		2	3	5	18
Other		1	1		2		3	8
Total	11	9	3	6	7	5	38	78

Funding and liquidity adequacy and risk appetite (*)
ING identifies various key drivers of future liquidity and funding needs on an ongoing basis and through the periodic risk identification process. Taking into consideration the identified drivers, ING regularly assesses its current and future liquidity adequacy and, if deemed necessary, takes steps to further improve ING’s liquidity position and to have sufficient counterbalancing capacity. A liquidity adequacy statement is formulated on at least a quarterly basis to substantiate and reflect the management view on the current funding and liquidity position as well as the potential future challenges. The quarterly liquidity adequacy statement is an important part of ING’s ILAAP process.
ING assesses its F&L adequacy through three lenses – stress, economic and normative:
•Through the stress lens, ING evaluates its ability to withstand a period of prolonged F&L stress for both normative and economic requirements or limits under idiosyncratic, market-related or a combination of idiosyncratic and market-related scenarios, which lead to customer deposit outflows, deterioration of access to funding markets, and lower liquidity value of counterbalancing capacity.
•Through the economic lens, ING assesses the extent to which its customers, professional counterparties and investors are comfortable in providing deposits and funding in tenors, currencies and instruments necessary to sustainably fund the business (intraday, short-term and long-term) in a going-concern situation.
•Through the normative lens, ING ascertains that the bank is in the position to meet current and forthcoming home and host regulatory requirements.
For each lens, ING has established a related set of risk appetite statements which define ING’s risk appetite commensurate with the principles of liquidity adequacy. These risk appetite statements are summarised in the next graph.

The F&L risk appetite statements are translated into a number of metrics with appropriate boundaries and instruments which are used to measure and manage ING’s funding and liquidity risk. The risk appetite with respect to the stress lens aims to have sufficient counterbalancing capacity under various internally defined stress scenarios. Regarding the economic perspective, an internally defined Stable Funding to Loans (SFtL) ratio (supplemented by other metrics) is used to stimulate a diversified funding base and to prevent overreliance on professional funding. Finally, the liquidity coverage ratio (LCR) and the Net Stable Funding Ratio (NSFR) regulatory metrics are monitored in terms of both ING’s risk appetite and normative requirements.
The macroeconomic and market environment are also important considerations in ING’s funding and liquidity framework. The macroeconomic environment comprises various exogenous factors over which ING has no control, but which may have a material impact on ING’s F&L position. The main macroeconomic factors analysed on a regular basis include:
•Global and local economic performance e.g. shifts in GDP, inflation rates, unemployment rates and public deficit/surplus.
•Changing geopolitical trends.
•Monetary policy with a focus on the unconventional monetary measures employed by central banks in recent years including the measures taken since the start of the Covid-19 crisis and the more recent period of increased inflation.
•Regulatory requirements, e.g. understanding the changing regulatory landscape as well as the impact of ING’s actions on existing regulatory boundaries.
The strategic ambitions of ING, together with the design and execution of the funding plan, are assessed under both current and projected market conditions. An emphasis is placed on understanding overall market trends and developments, credit rating changes and peer comparisons.
Liquidity stress-testing (*)
Funding and liquidity stress-testing forms part of the overall F&L framework. It allows ING to examine the effects of exceptional but plausible future events on ING’s funding and liquidity position and provides insight into which entities, business lines or portfolios are vulnerable to which types of risk drivers or scenarios.
The stress-testing framework encompasses the funding and liquidity risks of the consolidated balance sheet of ING Group, including all entities, business lines as well as on, and off-balance, sheet positions. The Net Liquidity Position (NLP) is the main stress-testing measure and is measured at different time buckets.
The stress-testing framework considers idiosyncratic, market-wide and combined (idiosyncratic and market-wide) stress scenarios. The design of the framework is based on empirical evidence supplemented by expert judgement. The framework can be extended to additional ad-hoc scenarios. For example, it can be used as input for firm-wide stress-testing and reverse stress-testing.
Outcomes of the stress tests are considered in the key aspects of ING’s F&L risk framework and F&L risk management, including:
•Risk Appetite Framework (through risk appetite statements).
•Risk identification and assessment.
•Monitoring of the liquidity and funding position.
•Business actions (if needed).
•Contingency funding plan.
•Early warning indicators.
The funding and liquidity stress- testing framework is also subject to regular internal validation by model validation.
In line with supervisory expectations, ING’s liquidity position is stress tested at least monthly using scenarios that form part of the F&L risk appetite statement. The results of all internal stress scenarios are monitored and assessed on a regular basis. In addition, ad-hoc scenarios based on current economic and market developments are run to determine their potential impacts on the funding and liquidity position of ING. In 2022, this included stress-test scenarios dedicated to the war in Ukraine, inflation, and the impact of monetary tightening. The internal stress scenarios also serve as input for decision making on additional contingency measures.
Contingent F&L risks are addressed in the Contingency Capital and Funding Plan with a focus on early warning indicators as well as organisation and planning of liquidity management in times of stress. The contingency funding measures are developed in conjunction with the ING Recovery Plan and are tested on a regular basis.
Model risk
Introduction
Model risk is the risk that the financial or reputational position of ING is negatively impacted as a consequence of the use of models. Model risk can arise from errors in the development, implementation, use or interpretation of models, or from incomplete or wrong data etc., leading to inaccurate, non-compliant or misinterpreted model outputs.
A model is defined as a quantitative method, system, or approach that applies statistical, economic, financial or mathematical theories, techniques, and assumptions to process input data into quantitative estimates or whose inputs are partially or wholly qualitative or based on expert judgement.
Governance (*)
The head of Model Risk Management (MoRM) reports to the ING Group chief risk officer. The Model Risk Management Committee (MoRMC) is the dedicated authority within ING for model risk management. It is a committee designated by the MBB. It is chaired by the ING Group chief risk officer and co-chaired by the head of MoRM.
Model lines of defence (*)
ING’s model risk and control structure is based on the three model lines of defence (MLoD) approach. This approach aims to provide a sound governance framework for model risk management by defining and implementing three different management layers with distinct roles and oversight responsibilities.

The composition and main activities within the three model lines of defence (MLoD):
•The first MLoD is composed of the model owners, model users, data management and model development, and is accountable for the implementation of model risk controls which encompass model development, implementation and use of the models as well as monitoring of models’ performance.
•The second MLoD is composed of model validation and model risk oversight, which owns the model risk management framework, proposes the model risk appetite, provides challenge to model risk identification and assessment and provides an independent validation of models used within ING.
•The third MLoD is the internal audit, reviewing the quality of model risk management execution in all lines of defence and providing assurance over the first and second line model risk management activities.
Model risk appetite (model RAS) (*)
The model risk appetite is designed to determine the level of model risk ING is willing to accept in pursuit of its strategic objectives. Current model RAS metrics are focused on the most important models for ING: credit risk and other models with elevated supervisory attention. These metrics are reported to the MBB on a quarterly basis.
Model risk management (MoRM) (*)
The MoRM policy framework comprises the total set of measures and tools put in place to manage model risk.To enable setting model risk management standards that are proportionate to a model’s importance, ING classifies models based on their materiality and reputational risk. The classification determines the depth and extent of the applied model risk management activities, including model validation. During 2022, the MoRM policy framework was updated and enhanced, incorporating ING model data-ethics principles and integrating a risk-based approach to model validation. Next to the generic MoRM policy framework, dedicated model validation frameworks are in place. These set the validation standards for the key model types such as credit, market, liquidity, operational risk, IRRBB, KYC, and other model categories. These frameworks are continuously being enhanced to keep up-to-date with regulatory and technical developments.
On an aggregated level model risk is monitored via analysis of data from the global model inventory. The insights, from aggregated data analysis, are reported to the MoRMC and to the MBB so that senior management can take well-informed decisions on acceptance or further mitigation of model risk.
Model lifecycle (*)
The next figure provides a schematic overview of the model lifecycle, where orange represents the activities of the first MLoD, grey represents the second MLoD and light grey is the third MLoD. The objectives of the different processes are outlined below.
Initiation or change: The initiation of the development of a new model or change in an existing model can be triggered by internal or external factors, such as business needs, regulation changes and/or model validation findings.
Data collection is the process of defining and collecting data that meets the requirements for model development. The process includes the definition of the data needed and assessment of data availability and data quality.
Model development is a structured process that leads to a model that is consistent with the model owner requirements, bank policy and relevant regulation where applicable.
Pre-approval validation is an independent assessment to determine whether a newly developed or materially changed model is valid for its intended use. The approach to model validation is proportional to the model risk as reflected in the ING model risk classification.
The objective of the model approval stage is to ensure models are formally approved bye the designated approval authority prior to deployment.
During the implementation stage, the model is deployed in a production environment, after completion of required model testing and corresponding approval.
In the model use stage the model is applied by the users for the specific purpose for which it was designed. The model may only be used after formal approval.
The objective of model monitoring is to determine if the model is performing as expected by regularly assessing model accuracy and/or predictive ability, considering internal or external developments that may influence model performance. Model performance monitoring begins when a model is deployed for use and continues until the model has officially been decommissioned.
Periodic validation assesses, on a regular basis, whether a model is still valid for its intended use and if the model is used as intended, taking into consideration any internal or external changes since the last validation. The frequency of periodic validation depends on the model risk, model type and applicable regulation.
A model that is/will no longer be used must be decommissioned.